UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. N/A)
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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 14a-12

Berry Global Group, Inc.

(Name of Registrant as Specified in Charter)

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January 25, 2019
Dear Stockholder:
The directors and officers of Berry Global Group, Inc. join me in inviting you to attend our Annual Meeting of Stockholders on March 6, 2019, at 10:00 a.m., Central Time, at the Tropicana Executive Conference Center, 450 NW Riverside Dr., Evansville, Indiana 47708. The formal notice of this Annual Meeting and the Proxy Statement appear on the following pages. After reading the Proxy Statement, please submit your proxy through the Internet or by touch-tone telephone, or complete, sign, date and promptly return the proxy card by mail in the enclosed self-addressed envelope. We must receive votes submitted via mail, the Internet (via www.proxyvote.com) or by touch-tone telephone by 11:59 p.m., Eastern Time, on March 5, 2019 in order for them to be counted at the Annual Meeting. We encourage you to vote via the Internet using the control number that appears on the front of your proxy card and to choose to view future mailings electronically rather than receiving them on paper.
We urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.
Sincerely,
Thomas E. Salmon
Chief Executive Officer

Notice of Annual Meeting of Stockholders
Berry Global Group, Inc.
March 6, 2019
10:00 a.m., Central Time
Tropicana Executive Conference Center
450 NW Riverside Dr., Evansville, Indiana 47708
ITEMS OF BUSINESS
(1)
To elect seven director nominees to Berry’s Board of Directors for one-year terms;

(2)
To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending September 28, 2019;

(3)
To approve, on an advisory, non-binding basis, our executive compensation;

(4)
To vote, on an advisory, non-binding basis, on whether the advisory, non-binding vote on executive compensation should occur every one, two or three years;

(5)
To approve an amendment to Berry’s Amended and Restated Certificate of Incorporation to enable stockholders who hold at least 25% of our outstanding common stock to call special stockholder meetings;

(6)
If properly presented at the Annual Meeting, to consider a stockholder proposal requesting the Board to take steps necessary to give stockholders who hold at least 15% of our outstanding common stock the right to call a special stockholder meeting; and

(7)
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The nominees for election as directors are Idalene F. Kesner, Carl J. Rickertsen, Thomas E. Salmon, Paula A. Sneed, Robert A. Steele, Stephen E. Sterrett, and Scott B. Ullem, each of whom presently serves as a director of Berry. One of our current directors, Robert V. Seminara, will complete his service as a director at the Annual Meeting, and, effective as of the date of the Annual Meeting, the size of the Board of Directors will be reduced from 11 directors to 10 directors. We describe each of the foregoing proposals in more detail in the accompanying Proxy Statement, which you should read in its entirety before voting.
RECORD DATE
Only stockholders of record at the close of business on January 7, 2019, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.
PROXY VOTING
We encourage you to attend our Annual Meeting. Whether you are able to attend or not, we urge you to indicate your vote by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the Proxy Statement.
By order of the Board of Directors,
/s/ Jason K. Greene

Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on Wednesday, March 6, 2019:
The proxy materials for the Annual Meeting are available at www.proxyvote.com.

PROXY STATEMENT SUMMARY
This proxy summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
Proxy Voting Matters
Our Board’s Recommendation

Proposal 1 – Election of Directors (page 31)
The Board and the Nominating and Governance Committee believe that the seven director nominees possess the necessary qualifications to provide effective oversight of the Company’s business.
FOR each Director Nominee
Proposal 2 – Ratification of the Appointment of Ernst & Young LLP as Independent Auditors (page 31)
The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Independent Auditors for the fiscal year ending September 28, 2019 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the Independent Auditors.	FOR
Proposal 3 – Executive Compensation (page 32) The Board recommends that stockholders approve, on an advisory, non-binding basis, our executive compensation.	FOR
Proposal 4 – Frequency of Advisory Vote on Executive Compensation (page 32) The Board recommends that stockholders vote to conduct an advisory vote on executive compensation every “Three Years”.	FOR Three Years
Proposal 5 – Special Meeting Amendment to the Certificate of Incorporation (page 32)
The Board recommends that stockholders approve an amendment to the Amended and Restated Certificate of Incorporation to enable stockholders who hold at least 25% of our outstanding common stock to call special stockholder meetings because the Board and the Nominating and Governance Committee believe that an ownership threshold of at least 25%, along with appropriate procedural requirements, would achieve a reasonable balance between enhancing stockholder rights and adequately protecting the long-term interests of the Company and its stockholders.	FOR
Proposal 6 – Stockholder Proposal requesting the Board to take steps necessary to give stockholders the right to call a special stockholder meeting (page 34)
The Board recommends that stockholders vote against this stockholder proposal because the Board and the Nominating and Governance Committee believe the 15% ownership threshold will unduly risk giving a stockholder or small group of stockholders a disproportionate amount of influence over the Company’s affairs.	AGAINST
How to Cast Your Vote
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Submitting a Proxy by Mail:   Return your completed and signed proxy card in the postage paid envelope provided or to the address shown on the proxy card. The proxy card must be received by March 5, 2019.

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Submitting a Proxy via the Internet:   www.proxyvote.com by 11:59 p.m., Eastern Time, on March 5, 2019.

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Submitting a Proxy by Telephone:   Call the number shown on your proxy card or voter instruction form by 11:59 p.m., Eastern Time, on March 5, 2019.

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Submitting a Proxy in Person at the Annual Meeting:   You may vote your shares in person at the Annual Meeting.

2019 Proxy Statement

PROXY STATEMENT SUMMARY
Director Nominees
Name	Age	Occupation	Committee Membership	Independent	Other Public Company Boards
Idalene F. Kesner	60	Dean of Indiana University’s Kelley School of Business	NGC	✓	Olympic Steel, Inc. (NASDAQ: ZEUS)
Carl J. (Rick) Rickertsen	58	Managing Partner of Pine Creek Partners	AC CC (Chair)	✓	None
Thomas E. Salmon	55	Berry Chairman of the Board and Chief Executive Officer			Old National Bank (NASDAQ: ONB)
Paula A. Sneed	71	Chairperson and CEO of Phelps Prescott Group LLC	NGC	✓	Charles Schwab Corporation (NYSE: SCHW) and TE Connectivity Ltd. (NYSE: TEL)
Robert A. Steele	63	Retired Procter & Gamble Vice Chairman Global Health and Well-being	NGC	✓	LSI Industries, Inc. (NASDAQ: LYTS); BJ’s Wholesale Club Holdings, Inc. (NYSE: BJ); and Newell Brands Inc. (NYSE: NWL)
Stephen E. Sterrett	63	Former Sr. Executive Vice President and Chief Financial Officer of Simon Property Group, Inc.	AC (Chair)	✓	Equity Residential (NYSE: EQR) and Realty Income Corporation (NYSE: O)
Scott B. Ullem	52	Chief Financial Officer of Edwards Lifesciences Corporation	CC	✓	None
AC = Audit Committee
CC = Compensation Committee
NGC = Nominating and Governance Committee

2019 Proxy Statement

PROXY STATEMENT SUMMARY
Governance Highlights
We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. The Corporate Governance section beginning on page 13 describes our governance framework, which includes the following highlights:
Board Independence
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10 of our 11 current directors are independent.

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Mr. Salmon is the only management director.

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There are regular executive sessions for independent directors and any independent director may raise matters for discussion at these executive sessions.

Lead Independent Director
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Our Corporate Governance Guidelines require a Lead Independent Director position with specific responsibilities to ensure independent oversight of management whenever our CEO is also the Chairman of the Board. The Lead Independent Director is elected annually by the independent directors.

Board Composition
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The Board has fixed the number of directors at 10 as of the Annual Meeting.

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We regularly assess our Board performance and can adjust the number of directors according to our needs.

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Our Board has a diverse mix of skills, experience and backgrounds.

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Our director attendance for Board and committee meetings was in excess of 75% in fiscal 2018.

Accountability to Stockholders
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Proxy Access.   Our Bylaws provide proxy access, allowing a stockholder or group of up to 20 stockholders continuously owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors then in office or two nominees, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

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Majority Voting/Director Resignation Policy.   Our Bylaws provide that in uncontested director elections each director shall be elected by the vote of the majority of the votes cast. Our Corporate Governance Guidelines provide that any incumbent director nominee in an uncontested election who receives a greater number of votes “against” than votes “for” such nominee’s election shall promptly tender his or her resignation to the Board for the Board’s consideration.

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Board Declassification.   Our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides for the annual election of directors after a transition period.

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We do not have a poison pill.

Independent Board Committees
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We have three Board committees – Audit, Nominating and Governance, and Compensation.

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All of the Board committees are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

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Our Board and each committee may engage independent advisors at its sole discretion.

Risk Oversight
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Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Succession Planning
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The Board actively monitors our succession plans and receives regular updates on talent management, diversity and retention matters. At least annually, the Board reviews senior management succession and development plans.

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The Board periodically evaluates Board succession and the processes by which additional directors with strong and diverse experience can be attracted and selected for future Board seats.

Board/Committee Self-evaluation	• We have an annual self-evaluation process for the Board. • We have an annual self-evaluation process for each standing Committee of the Board.
Robust Director and Executive Officer Share Ownership Guidelines
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Our share ownership guidelines require each director, the Chief Executive Officer, and each Chief Executive Officer direct report who is an Executive Vice President or above, on or before the end of a five (5) year transition period, to have a financial stake in Berry common stock with a value equivalent to:

■   Non-employee directors: 4 times annual cash retainer
■   Chief Executive Officer: 6 times base salary
■   Chief Executive Officer direct reports: 3 times base salary

Ethics/Corporate Responsibility
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All of our directors and Executive Officers are required to abide by the Company’s Code of Business Ethics and the Company’s Certification and Supplemental Code of Ethics.

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The Company has an active ethics and compliance program, which includes regular employee training.

2019 Proxy Statement

PROXY STATEMENT SUMMARY
Executive Compensation Highlights
Our Compensation Philosophy — Pay for Performance. The Company believes that executive compensation should be designed to align closely the interests of its Senior Management Group (as defined in “Executive Compensation — Compensation Discussion and Analysis”) and stockholders and to attract, motivate, reward and retain superior management talent. The Company’s executive compensation is comprised of the following components:
	Plan	Purpose	Relevant Performance Metric and Description
Annual/Short Term Incentive	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility associated with position held	Based on individual performance, position, and responsibility	Fixed
	Executive Bonus Plan	To provide a short-term annual performance-based cash incentive opportunity through a bonus plan that is based upon achievement of the established performance goals
Bonus is determined based on two components that are tied directly to the performance of the Company:
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an Adjusted EBITDA target (75% of the target award): and

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an economic value growth target (25% of the target award)

Variable
Long-Term Incentive	Long-Term Incentive Plan	To provide long-term incentive opportunities in the form of equity awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning their interests with the interests of our stockholders	Option awards vest over a five-year period and incentivize performance as the options have value only to the extent the market value of the Company stock increases following issuance

The pie charts below show the mix of aggregate Named Executive Officer compensation by type, form, and length, at target for 2018:
Based on our actual results for the fiscal year ended September 29, 2018, Adjusted EBITDA performance was 90% of target and the Company did not meet the economic value growth minimum threshold, which resulted in a total annual bonus payout to our Named Executive Officers equal to 14.6% of base salary, with the exception of Mr. Salmon, who earned an annual bonus payout equal to 22.5% of base salary for fiscal 2018.

2019 Proxy Statement

BERRY GLOBAL GROUP, INC.
Proxy Statement for Annual Meeting of Stockholders
March 6, 2019
In this Proxy Statement, Berry Global Group, Inc. and its subsidiaries are collectively referred to as “we,” “us,” “our,” “our Company,” “the Company” or “Berry.”
Questions and Answers about this Annual Meeting
Why did I receive this Proxy Statement?
As a Berry stockholder, you received this Proxy Statement because our Board of Directors is soliciting your proxy to vote at its upcoming Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, March 6, 2019, at 10:00 a.m., Central Time, at the Tropicana Executive Conference Center, 450 NW Riverside Dr., Evansville, Indiana 47708.
This Proxy Statement summarizes the information you need to know to vote on an informed basis at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. See “How do I vote my shares before the Annual Meeting?” We will begin distributing this Proxy Statement, the attached notice of Annual Meeting and the proxy card(s) on or about January 25, 2019.

What am I voting on?
If you hold shares of Berry common stock, you are being asked to consider and vote on the following proposals:
1.
To elect seven director nominees to Berry’s Board of Directors for one-year terms;

2.
To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending September 28, 2019;

3.
To approve, on an advisory, non-binding basis, our executive compensation;

4.
To vote on an advisory, non-binding basis, on whether the advisory, non-binding vote on executive compensation should occur every one, two or three years;

5.
To approve an amendment to Berry’s Amended and Restated Certificate of Incorporation to enable stockholders who hold at least 25% of our outstanding common stock to call special stockholder meetings (the “Special Meeting Proposal”); and

6.
To consider a stockholder proposal requesting the Board to take steps necessary to give stockholders who hold at least 15% of our outstanding common stock the right to call a special stockholder meeting (the “Stockholder Proposal”).

Who is entitled to vote?
Holders of outstanding common stock as of the close of business on January 7, 2019, the record date, are entitled to vote at the Annual Meeting. As of January 7, 2019, 130,404,869 shares of common stock were outstanding. Each holder of our common stock as of the record date will be entitled to one vote per share.

Has the Board of Directors made any recommendation with respect to each proposal?
The Board of Directors recommends that holders of common stock vote (i) FOR the election of each director nominee; (ii) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2019; (iii) FOR approval of our executive compensation on a non-binding, advisory basis; (iv) FOR holding the advisory, non-binding vote on executive compensation everyTHREE years; (v) FOR the Special Meeting Proposal; and (vi) AGAINST the Stockholder Proposal.

What does it mean if I get more than one proxy card?
If you receive more than one proxy card, it means you hold shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your shares are voted.

2019 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
How do I vote my shares before the Annual Meeting?
Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.
If you hold your shares in your own name, you may submit a proxy by one of several methods:
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Submitting a Proxy by Mail:   If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card. The proxy card must be received by March 5, 2019.

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Submitting a Proxy by Telephone or via the Internet:   If you choose to submit a proxy by telephone or via the Internet, follow the instructions provided on the proxy card. If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Time, on March 5, 2019.

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Submitting a Proxy in Person at the Annual Meeting:   You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted, if you later decide not to, or are unable to, attend the meeting.
By casting your vote, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.
If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?
Shares held in street name are shares held electronically in the account of a broker. The actual stockholder is referred to as the beneficial owner. Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker has discretionary voting authority under these rules to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending
September 28, 2019. However, unless you provide voting instructions to your broker, your broker does not have authority to vote on the election of directors, approval of our executive compensation, approval of the frequency of the vote on our executive compensation, the Special Meeting Proposal or the Stockholder Proposal. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?
If you hold shares in your own name (i.e. do not hold shares in “street name”) and provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your own name and return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf  (i) FOR the election of each director nominee; (ii) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2019; (iii) FOR approval of our executive compensation on a non-binding, advisory basis; (iv) FOR holding the advisory, non-binding vote on executive compensation every THREE years; (v) FOR the Special Meeting Proposal; and (vi) AGAINST the Stockholder Proposal. If any other matter properly comes before the Annual Meeting, the designated proxies will vote on that matter in their discretion as well.

What constitutes a quorum?
Holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the record date must be present in person or represented by proxy at the Annual Meeting to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.

How many votes are needed for approval of each proposal?
Each director must be elected by the affirmative vote of a majority of the votes cast with respect to each director by the shares present in person or represented by proxy and entitled to vote on the matter (Proposal 1). The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2019 (Proposal 2); to approve, on an advisory, non-binding basis, our executive compensation (Proposal 3); and to approve the Stockholder Proposal (Proposal 6). To approve, on an advisory, non-binding basis, the frequency of the advisory, non-binding vote on executive compensation (Proposal 4), the alternative receiving the most votes will be considered to be the expressed preference of the stockholders, even if those votes do not constitute a majority of the shares present in person or by proxy and entitled to vote on the matter. The

2019 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
affirmative vote of a majority of shares entitled to vote, whether or not such shares vote on the proposal, is required to approve the Special Meeting Proposal (Proposal 5). A broker non-vote or an abstention with respect to the election of directors is not a vote cast and, therefore, will have no effect on the outcome of the election of directors. An abstention with respect to Proposal 2, Proposal 3, Proposal 4, Proposal 5 or Proposal 6 will not be voted, although it will be counted for the purpose of determining the number of shares represented at the meeting and entitled to vote on the matter. Accordingly, an abstention will have the effect of a vote against Proposal 2, Proposal 3, Proposal 5 or Proposal 6. Broker non-votes have no effect on the outcome of the voting on Proposal 2, Proposal 3, Proposal 4 or Proposal 6, but will have the same legal effect as a vote against Proposal 5.

How can I change my vote?
You may revoke your proxy at any time before it is exercised by:
•
Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;

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Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting; or

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Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:
Berry Global Group, Inc.
101 Oakley Street
Evansville, Indiana 47710
Attention: Jason K. Greene, Chief Legal Officer and Secretary
Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Annual Meeting before we begin voting.
If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Does Berry offer an opportunity to receive future proxy materials electronically?
Yes. If you are a stockholder of record, you may, if you wish, receive future Proxy Statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.
If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.
Electronic delivery saves Berry money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. Berry charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.
You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964.

Who can attend the Annual Meeting?
All stockholders as of January 7, 2019 can attend.
What do I do if I have additional questions?
If you have any questions prior to the Annual Meeting, please contact our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964.

2019 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
2019 DIRECTOR NOMINEES AND CONTINUING DIRECTORS
NOMINEES
Idalene F. Kesner

Age: 60
Director
Term to Expire: 2020
Idalene F. Kesner has been a member of our Board of Directors since April 2014. Dr. Kesner has served as dean for Indiana University’s Kelley School of Business, since July 2013. Dr. Kesner joined the Kelley School faculty in 1995, coming from a titled faculty position at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. While at Indiana University, Dr. Kesner has served as co-director of the School’s Consulting Academy, Chairwoman of Kelley’s Full-Time M.B.A. Program, Chairwoman of the Department of Management and Entrepreneurship, and Associate Dean for Faculty & Research. In addition to teaching various graduate-level courses in the area of strategic management, Dr. Kesner has taught in more than 100 executive programs and served as a consultant for many national and international firms, working on strategic issues. Her research has focused on the areas of corporate boards of directors, corporate governance, and mergers and acquisitions. Dr. Kesner serves on the board of advisors for Lincoln Industries, and she serves on the board of directors for American Family Insurance and Olympic Steel, Inc. She was previously a member of the board of directors of Main Street America Group and Sun Life Financial. Dr. Kesner also serves on several non-profit boards including the Association to Advance Collegiate Schools of Business, and the Kelley Executive Education Foundation, Inc. Dr. Kesner holds an M.B.A. and Ph.D. in business administration from Indiana University and a bachelor’s degree in business administration from Southern Methodist University. Dr. Kesner’s leadership and business acumen as well as her prior years of service on various corporate boards qualify her to serve as a director of the Company.
Carl J. (Rick) Rickertsen

Age: 58
Director
Term to Expire: 2020
Carl J. (Rick) Rickertsen has been a member of our Board of Directors since January 2013. Mr. Rickertsen is currently a managing partner of Pine Creek Partners, a private equity investment firm based in Washington, D.C., a position he has held since January 2004. He has worked in private equity since 1987. Prior to founding Pine Creek Partners in 2004, Mr. Rickertsen was chief operating officer and partner of Thayer Capital Partners from 1998 to 2004. Mr. Rickertsen was a founding partner of three Thayer investment funds and is a published author. He serves on the board of directors of MicroStrategy and Apollo Senior Credit Funds (AIF and AFT). He was formerly a board member of Noranda Corporation, Convera Corporation, UAP Holding Corp., and Homeland Security Capital Corporation. Mr. Rickertsen graduated with distinction from Stanford University and Harvard Graduate School of Business, obtaining a B.S. in Industrial Engineering from Stanford and M.B.A. from Harvard. Mr. Rickertsen’s extensive business experience qualifies him to serve as a director of the Company.
Thomas E. Salmon

Age: 55
Chief Executive Officer and Director
Chairman of the Board as of February 1, 2018
Term to Expire: 2020
Thomas E. Salmon has been Chief Executive Officer of Berry since February 2017. Prior to becoming Chief Executive Officer of Berry, Mr. Salmon served as President and Chief Operating Officer of Berry since October 2016. He previously served as President of Berry’s Consumer Packaging Division from November 2015 until October 2016, President of Berry’s Rigid Closed Top Division from November 2014 until November 2015, and President of Berry’s Engineered Materials Division from 2003 until November 2014. Mr. Salmon serves on the board of directors of Old National Bank. Mr. Salmon holds a Bachelor of Business Administration from Saint Bonaventure University in Western New York. Mr. Salmon’s position as our Chief Executive Officer, extensive familiarity with our Company and extensive experience in the plastics and packaging business qualify him to serve as a director of the Company. The Board unanimously elected Mr. Salmon to succeed Dr. Rich as Chairman of the Board effective February 1, 2018.
Paula A. Sneed

Age: 71
Director Nominee
Term to Expire: 2020
Paula A. Sneed has been a member of our Board of Directors since March 2018. Ms. Sneed is the Chairperson and CEO of Phelps Prescott Group LLC (PPG), a strategy and management consultancy she cofounded in 2007. She retired from General Foods/Kraft Foods in 2006 after a 29 year career during which she held a variety of marketing, general management and senior executive roles including President of two operating divisions, Chief Marketing Officer, Executive Vice President e-Commerce and Executive Vice President, Global Marketing Resources and Initiatives. Ms. Sneed is a Director of Charles Schwab Corporation, TE Connectivity Ltd., The Family Independence Initiative, Turnaround For Children, the Surge Institute, and New Schools Venture Fund. She is a former Director of Hercules Inc., Airgas Inc., Communispace Inc., American Marketing Association, Right To Play and Teach For America national and Chicago regional boards. She is also a former trustee of Simmons College and Illinois Institute of Technology. Ms. Sneed earned a BA from Simmons College and an MBA from Harvard Business School. She received an honorary Doctorate degree in Business Administration from Johnson and Wales University. Ms. Sneed’s extensive management and marketing experience, particularly in the consumer products industry, qualifies her to serve as a director of the Company.

2019 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
Robert A. Steele

Age: 63
Director
Term to Expire: 2020
Robert A. Steele has been a member of our Board of Directors since October 2014. In 2011, Mr. Steele retired from Procter & Gamble as the company’s Vice Chairman Health Care. During his 35-year tenure with Procter & Gamble, he served in a variety of executive leadership positions, including Vice Chairman Global Health and Well-being, Group President Global Household Care, and Group President of North American Operations. Mr. Steele is a board member of LSI Industries, Inc., where he serves on the Nominating and Governance Committee and the Audit Committee; BJ’s Wholesale Club Holdings, Inc., where he serves on the Audit Committee and the Compensation Committee; and Newell Brands Inc., where he serves on the Finance Committee and the Nominating and Governance Committee. Mr. Steele was previously a member of the board of directors of the Keurig/Green Mountain Coffee Company, Beam Inc. and Kellogg Company. Mr. Steele has a bachelor’s degree in Economics from College of Wooster and a M.B.A. from Cleveland State University. Mr. Steele’s in-depth knowledge of the global consumer goods market and his leadership and business experience qualifies him to serve as a director of the Company.
Stephen E. Sterrett

Age: 63
Director
Term to Expire: 2020
Stephen E. Sterrett has been a member of our Board of Directors since January 2015. Mr. Sterrett retired on December 31, 2014 as the Sr. Executive Vice President and Chief Financial Officer of Indianapolis-based Simon Property Group, Inc., a position he held since 2000. From 1993 to 2000 Mr. Sterrett held the position of Treasurer with Simon. Prior to joining the Simon organization in 1988 he was a senior manager with the international accounting firm of Price Waterhouse. Mr. Sterrett currently serves on the boards of Equity Residential and Realty Income Corporation, both S&P 500 companies. In 2018 he became a Trustee of Butler University, a private university in Indianapolis, Indiana. He serves as the Vice Chairman of the Board of Tindley Accelerated Schools, a K-12 charter school network in Indianapolis, Indiana. Mr. Sterrett also serves on the board of directors of the following not for profit companies: the Indiana Golf Association and its Foundation, the Indiana University Center for Real Estate Studies and the Kelley School of Business Dean’s Council. Mr. Sterrett holds a B.S. degree in accounting and an M.B.A. in finance, both from Indiana University. Mr. Sterrett’s extensive accounting and financial experience qualifies him to serve as a director of the Company.
Scott B. Ullem

Age: 52
Director
Term to Expire: 2020
Scott B. Ullem has been a member of our Board of Directors since July 2016. Mr. Ullem became Chief Financial Officer of Edwards Lifesciences Corporation in January 2014. Prior to joining Edwards, he served from May 2010 to December 2013 as Chief Financial Officer of Bemis Company Inc. Mr. Ullem served from 2008 to May 2010 as the Vice President, Finance of Bemis. Before joining Bemis, Mr. Ullem spent 17 years in investment banking, serving as Managing Director at Goldman Sachs and later for Bank of America. Mr. Ullem earned a bachelor’s degree in political science from DePauw University and an M.B.A. from Harvard Business School. Mr. Ullem’s extensive accounting and financial experience and in-depth knowledge of the packaging market qualify him to serve as a director of the Company.
CONTINUING DIRECTORS
B. Evan Bayh

Age: 63
Director
Term Expiration: 2020
B. Evan Bayh has been a member of our Board of Directors since October 2011. Mr. Bayh is a senior advisor with Apollo Global Management, Of Counsel with Cozen O’Connor, Senior Advisor with Cozen O’Connor Public Strategies, and is a former U.S. Senator and Indiana Governor. He was a member of the U.S. Senate from the State of Indiana from 1998 until his retirement in 2011. While in the Senate, he served on a variety of committees, including the Banking, Housing and Urban Affairs Committee, and the Committee on Small Business and Entrepreneurship. Prior to serving in the Senate, Mr. Bayh served as Indiana Governor from 1988 to 1997. Mr. Bayh also serves on the board of directors of Fifth Third Bancorp, Inc., Marathon Petroleum Corporation, RLJ Lodging Trust, and Zenith American. He previously served on the board of directors of McGraw-Hill Education Inc. Mr. Bayh’s many years of service in elected office, including as the chief executive of a large Midwestern state, qualifies him to serve as a director of the Company.
Jonathan F. Foster

Age: 58
Director
Term Expiration: 2020
Jonathan F. Foster has been a member of our Board of Directors since April 2014. Since 2008 Mr. Foster has served as Founder and a Managing Director of Current Capital Partners LLC, a mergers and acquisitions advisory, corporate management services and private equity investing firm. From 2007 until 2008, Mr. Foster served as a Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities. Mr. Foster has served in numerous key executive leadership positions including: Executive Vice President — Finance and Business Development of Revolution LLC; Managing Director of The Cypress Group; Senior Managing Director and Head of Industrial Products and Services Mergers and Acquisitions at Bear Stearns & Co; and Executive Vice President, Chief Operating Officer, and Chief Financial Officer of ToysRUs.com, Inc. Prior to the aforementioned positions, Mr. Foster was with Lazard, including as a Managing Director, for over 10 years, primarily in mergers and acquisitions. Mr. Foster is a board member of Masonite International Corporation, Lear Corporation, and Five Point Holdings. He was previously a member of the board of directors of Sabine Oil & Gas Corporation, Smurfit-Stone Container Corporation, and Chemtura Corporation, as well as a Trustee of the New York Power Authority. Mr. Foster has a bachelor’s degree in Accounting from Emory University, a master’s degree in Accounting and Finance from the London School of Economics and has attended the Executive Education Program at Harvard Business School. Mr. Foster’s investment banking, finance, and investment experience qualifies him to serve as a director of the Company.
Ronald S. Rolfe

Age: 73
Director
Term Expiration: 2020
Ronald S. Rolfe has been a member of our Board of Directors since October 2013. Until his retirement as a partner in 2010, Mr. Rolfe was a member of the Litigation Department at Cravath, Swaine & Moore LLP for more than 40 years. During his tenure, Mr. Rolfe led major antitrust and securities cases; SEC, NYSE, NASDAQ, and grand jury investigations; and, a wide range of commercial litigation and arbitrations. He was also active

2019 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
in major merger and acquisition transactions and corporate governance advice. Mr. Rolfe is a former board member of Time Inc. where he served as Chairman of the Audit and Finance Committee and was a member of the Nominating and Governance Committee. During the period 2014-2017 he was a director of Reynolds American, Inc. where he served on the Audit and Finance Committee and the Nominating and Governance Committees. During the period 2013-2016, Mr. Rolfe was a member of the board of Noranda Aluminum Holding Corporation where he served on the Environmental, Health, and Safety Committee and the Nominating and Governance Committee. Mr. Rolfe is also a member of the boards of Advanced Assessment Systems, Inc. and Cloudlex, Inc. and the Akanksha Fund. He holds an A.B. from Harvard College and graduated magna cum laude with a J.D. from Columbia Law School, where he served as an editor of the Columbia Law Review. Mr. Rolfe was also a Harlan Fiske Stone Scholar and James Kent Scholar. Mr. Rolfe dedicates much time to both professional organizations and civic endeavors, including serving as President Emeritus and a Trustee of the board of The Allen-Stevenson School, a member of the Dean’s Council of Columbia Law School, and a Co-Chair of the board, a Trustee and Chair of the Nominating and Governance Committee of De La Salle Academy. Mr. Rolfe’s extensive experience working with public companies and governance issues in both legal counsel and director and committee member capacities qualifies him to serve as a director of the Company.

EXECUTIVE OFFICERS
Thomas E. Salmon

Age: 55
Chief Executive Officer and Director
Chairman of the Board as of February 1, 2018
See page 8 above for biographical information for Mr. Salmon.
Curtis L. Begle

Age: 43
President, Health, Hygiene and Specialties Division
Curtis L. Begle has been President of Berry’s Health, Hygiene and Specialties Division since December 2018. He previously served as President of Berry’s Engineered Materials Division from November 2014 to December 2018 and as President of Berry’s Rigid Closed Top Division from December 2009 to November 2014. He holds a bachelor’s degree in business administration from the University of Evansville and a master’s degree in business administration from the University of Southern Indiana.
Mark W. Miles

Age: 47
Chief Financial Officer and Treasurer
Mark W. Miles has been Chief Financial Officer since January 2014. Mr. Miles previously served as Berry’s Executive Vice President, Controller and Treasurer from August 2005 to January 2014. Mr. Miles started with the Company as Corporate Controller in 1997.
Jean-Marc Galvez

Age: 52
President, Consumer Packaging Division
Jean-Marc Galvez has been President of Berry’s Consumer Packaging Division since January 2017. He previously served as President — Europe, Middle East, India, and Africa of Berry’s Health, Hygiene and Specialties Division from November 2015 to January 2017. He was President — EMEIA Global Building and Geosynthetics for AVINTIV, Inc. (“Avintiv”), which Berry acquired in 2015, from May 2014 to November 2015 and served as Senior Vice President and General Manager of the EMEIA region at Polymer Group, Inc. from April 2012 to May 2014.
He holds a master’s and bachelor’s degree in chemical engineering from Ecole Nationale Superieure de Chimie in Montpellier, France and has completed its general manager executive education at IESE Business School.
Michael E. Hill

Age: 52
President, Engineered Materials Division
Michael E. Hill has been President of Berry’s Engineered Materials Division since December 2018. He previously served as Berry’s Executive Vice President and General Manager of various segments with the Consumer Packaging Division from November 2015 to December 2018. Mr. Hill started with Berry in 1997 during which time he held multiple positions of increasing responsibility in operations, sourcing, marketing, and sales. Mr. Hill holds a bachelor’s degree in business administration from Middle Tennessee State University and is also a certified Six Sigma Green Belt.
Jason K. Greene

Age: 48
Executive Vice President, Chief Legal Officer, and Secretary
Jason K. Greene has been Berry’s Executive Vice President and Chief Legal Officer since February 2016. He previously served as Berry’s Executive Vice President and General Counsel from January 2013 to February 2016. He was hired in December 2010 as Berry’s Deputy General Counsel. Mr. Greene holds a Bachelor of Accounting, Master of Accounting, and Juris Doctor all from the University of Florida.
James M. Till

Age: 41
Executive Vice President and Controller
James M. Till has been Berry’s Executive Vice President and Controller since January 2014. Mr. Till started with Berry in 2008, during which time he held multiple positions of increasing responsibility in accounting and finance. Most recently, Mr. Till had been Berry’s Vice President of Accounting and Finance from November 2010 to January 2014.

2019 Proxy Statement

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of January 7, 2019, regarding the beneficial ownership of the common stock of Berry Global Group, Inc. with respect to:
•
each person known to us to be a beneficial owner of more than 5% of our outstanding common stock;

•
each of our directors and director nominees and each current executive officer named in the Summary Compensation Table appearing under “Executive Compensation — Summary Compensation Table” below; and

•
all directors and executive officers as a group.

As of January 7, 2019, there were 130,404,869 shares of our common stock outstanding.
Name of Beneficial Owner(1)	Direct and Indirect Share Ownership(1)	Right to Acquire(2)	Total Beneficially Owned	Percent of Class
Thomas E. Salmon	25,400	417,000	442,400	*
Mark W. Miles	52,916	453,000	505,916	*
Scott M. Tracey	—	73,000	73,000	*
Curt L. Begle	28,500	168,000	196,500	*
Jean-Marc Galvez	—	52,000	52,000	*
B. Evan Bayh	24,500	53,000	77,500	*
Jonathan F. Foster	—	53,000	53,000	*
Idalene F. Kesner	21,000	32,000	53,000	*
Carl J. (Rick) Rickertsen	—	39,000	39,000	*
Ronald S. Rolfe	1,040	53,000	54,040	*
Robert V. Seminara	43,253	68,500	111,753	*
Paula A. Sneed	2,050	6,500	8,550	*
Robert A. Steele	—	39,000	39,000	*
Stephen E. Sterrett	—	39,000	39,000	*
Scott B. Ullem	—	23,000	23,000	*
All current directors and executive officers as a group (17 persons)(2)	198,909	1,824,280	2,023,189	1.6%
The Vanguard Group, Inc.(3)	10,733,811	—	10,733,811	8.2%
Luminus Management, LLC(4)	8,869,863	—	8,869,863	6.8%
Viking Global Investors LP(5)	7,194,699	—	7,194,699	5.5%
TIAA-CREF Investment Management, LLC(6)	6,989,391	—	6,989,391	5.4%
*
Less than 1% of common stock outstanding.

(1)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Includes options that are currently vested or that will vest within 60 days after January 7, 2019.

(3)
Information based on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2018 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, including on behalf of certain subsidiaries, reporting beneficial ownership as of December 31, 2017. The Vanguard Group, Inc., has sole voting power with respect to 74,207 of the shares, shared voting power with respect to 15,217 of the shares, sole dispositive power with respect to 10,655,232 of the shares and shared dispositive power with respect to 78,579 of the shares.

(4)
Information based on Schedule 13G filed with the Securities and Exchange Commission on May 25, 2018 by Luminus Management, LLC, Luminus Energy Partners Master Fund, Ltd., and Jonathan Barrett, each located at 1700 Broadway, 26th Floor, New York, NY 10019, reporting beneficial ownership as of May 15, 2018. Such filing reports that the reporting persons have shared voting power with respect to 8,869,863 of the shares and shared dispositive power with respect to 8,869,863 of the shares. Each of the reporting persons expressly disclaimed beneficial ownership of the shares reported therein except to the extent of its or his pecuniary interest therein.

2019 Proxy Statement

(5)
Information based on Schedule 13G filed with the Securities and Exchange Commission on October 22, 2018 by Viking Global Investors LP, Viking Global Performance LLC, Viking Global Equities LP, Viking Global Equities II LP, VGE III Portfolio Ltd., Viking Long Fund GP LLC, Viking Long Fund Master Ltd., O. Andreas Halvorsen, David C. Ott and Rose S. Shabet, each located at 55 Railroad Avenue, Greenwich, CT 06830, reporting beneficial ownership as of October 12, 2018. Such filing reports that Viking Global Investors LP has shared voting power with respect to 7,194,699 of the shares and shared dispositive power with respect to 7,194,699 of the shares, Viking Global Performance LLC has shared voting power with respect to 5,048,911 of the shares and shared dispositive power with respect to 5,048,911 of the shares, Viking Global Equities LP has shared voting power with respect to 1,721,683 of the shares and shared dispositive power with respect to 1,721,683 of the shares, Viking Global Equities II LP has shared voting power with respect to 100,974 if the shares and shared dispositive power with respect to 100,974 of the shares, VGE III Portfolio Ltd. has shared voting power with respect to 3,226,254 of the shares and shared dispositive power with respect to 3,226,254 of the shares, Viking Long Fund GP LLC has shared voting power with respect to 2,145,788 of the shares and shared dispositive power with respect to 2,145,788 of the shares, Viking Long Fund Master Ltd. has shared voting power with respect to 2,145,788 of the shares and shared dispositive power with respect to 2,145,788 of the shares, O. Andreas Halvorsen has shared voting power with respect to 7,194,699 of the shares and shared dispositive power with respect to 7,194,699 of the shares, David C. Ott has shared voting power with respect to 7,194,699 of the shares and shared dispositive power with respect to 7,194,699 of the shares and Rose S. Shabet has shared voting power with respect to 7,194,699 of the shares and shared dispositive power with respect to 7,194,699 of the shares.

(6)
Information based on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2018 by TIAA-CREF Investment Management, LLC and Teachers Advisors, LLC, each located at 730 Third Avenue, New York, NY 10017, reporting beneficial ownership as of December 31, 2017. Such filing reports (i) TIAA-CREF Investment Management, LLC, has sole voting power with respect to 5,857,695 of the shares and sole dispositive power with respect to 5,857,695 of the shares; and (ii) Teachers Advisors, LLC., has sole voting power with respect to 1,131,696 of the shares reported and sole dispositive power with respect to 1,131,696 of the shares. Each of such entities expressly disclaimed beneficial ownership of the other’s securities holdings and each disclaimed that it is a member of a “group” with the other.

2019 Proxy Statement

CORPORATE GOVERNANCE
General
Berry aspires to the highest ethical standards for our employees, officers and directors, and remains committed to the interests of our stockholders. We believe we can achieve these objectives only with a plan for corporate governance that clearly defines responsibilities, sets high standards of conduct and promotes compliance with the law. The Board of Directors has adopted formal corporate governance guidelines, as well as policies and procedures designed to foster the appropriate level of corporate governance. Some of these guidelines, policies and procedures are discussed below.

Corporate Governance Information on our Website
The following governance documents are available on the Investor page of our website, www.BerryGlobal.com, at “Corporate Governance —  Highlights”:
•
Corporate Governance Guidelines

•
Code of Business Ethics

•
Certification and Supplemental Code of Ethics

•
Board Committee Charters

•
Share Ownership Guidelines

Paper copies can be obtained by writing to our Secretary, Berry Global Group, Inc., 101 Oakley Street, Evansville, IN 47710

Director Independence
Our Board of Directors has determined that all directors and director-nominees, with the exception of Mr. Salmon, satisfy the independence standards established by the Securities and Exchange Commission and the rules of the NYSE. Mr. Salmon is not considered independent under the listing standards of the NYSE because he is an employee of the Company. In addition, the Board has determined that each member of the Audit Committee, Compensation Committee, and the Nominating and Governance Committee is independent. In making such determination, the Board reviewed all relationships between the Company and each director.

Director Nomination Process
When considering individuals to recommend for nomination to the Board of Directors, the Nominating and Governance Committee considers both the requisite skills and characteristics of individual directors, as well as the composition of the Board of Directors as a whole. In the course of this assessment, the Nominating and Governance Committee may consider factors that include independence, skills, diversity (including viewpoint, professional experience, education, race, gender and national origin diversity) and industry or other relevant experience. The Nominating and Governance Committee may choose to engage the services of third-party consulting firms to assist during this process, as well.
The Nominating and Governance Committee will consider stockholder recommendations for director candidates, which should be submitted in writing to our principal executive offices at 101 Oakley Street, Evansville, IN 47710, in care of our Secretary, or, alternatively, by email to ir@berryglobal.com, along with the name of the candidate and all biographical and other information about the candidate that would be required to be included in a Proxy Statement under the rules of the Securities and Exchange Commission, a description of the relationship between the candidate and the recommending stockholder, the proposed candidate’s consent to serve as a director if elected and proof of the number of shares of our common stock owned by the recommending stockholder and the length of time such stockholder has owned those shares. The Nominating and Governance Committee may request additional information and will then evaluate the proposed candidate based on the criteria described above. These procedures relate only to stockholder recommendations for director candidates to be considered by the Nominating and Governance Committee. Any stockholder who wishes to formally nominate a candidate must follow the procedures set forth in our Bylaws. See “Stockholder Proposals.”
Pursuant to the proxy access provisions of our Bylaws, a holder (or a group of not more than 20 holders) of at least 3% of our outstanding common stock continuously for at least three years is entitled to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our Board of Directors, provided that the nominating holder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, including by providing us with advance notice of the nomination. For more detailed information on how to submit a nominee for inclusion in our proxy materials pursuant to the proxy access provisions, see “Stockholder Proposals — Proxy Access Director Nominees.”
Any stockholder who wishes to formally nominate a candidate without seeking access to our proxy materials must follow the procedures set forth in our Bylaws. See “Stockholder Proposals — Other Proposals and Nominees.”

2019 Proxy Statement

CORPORATE GOVERNANCE
Meeting Attendance
During the 2018 fiscal year our Board of Directors held four regular meetings and three special meetings. Each director attended, either in person or by telephone, at least 75% of the aggregate of  (1) the total number of meetings of our Board of Directors held while he or she was a director during the last fiscal year and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee during the last fiscal year. All directors have been invited to attend the Annual Meeting, but are not expected to attend. Mr. Salmon is the only director who attended the 2018 Annual Meeting.

Board Committees
Our Board of Directors has a Compensation Committee, an Audit Committee, and a Nominating and Governance Committee. Our Board of Directors has determined that each member of the Audit, Compensation, and Nominating and Governance Committees of the Board is independent. The charter for each committee of the Board of Directors is available on the Corporate Governance tab of our Investors section of our website at www.BerryGlobal.com. The composition of the Committees and the duties and responsibilities of each Committee is provided in the chart below.

Committee	Duties and Responsibilities	Committee Members	Total Number of Meetings During Fiscal Year 2018
Audit Committee(2)	Assist the Board in fulfilling its oversight responsibilities relating to: • the accounting, financial and external reporting policies and practices of the Company; • the integrity of the Company’s financial statements; • the independence, qualifications and performance of the Company’s independent auditor; • the effectiveness of the Company’s internal control over financial reporting; • the risk assessment and risk management practices of the Company; • the performance of the Company’s internal audit function; and • compliance with the Company’s Code of Business Ethics.	Mr. Sterrett(1) Mr. Rickertsen Mr. Rolfe	4
Compensation Committee
•
Approve and recommend to our Board of Directors all compensation plans for the Senior Management Group (as defined in “Executive Compensation —  Compensation Discussion and Analysis”) and our Board of Directors.

•
Approve the short-term compensation of the Senior Management Group and recommend for Board of Directors approval the short-term compensation for members of our Board of Directors.

•
Approve and authorize grants under the Company’s incentive plans, including all equity plans and long-term incentive plans.

•
Lead the Board of Directors in its annual review of the Senior Management Group’s performance.

•
Review, and report to the Board on, the Company’s succession planning.

•
Prepare any report on executive compensation required by Securities and Exchange Commission rules and regulations for inclusion in our annual Proxy Statement, if any.

		Mr. Rickertsen(1) Mr. Foster Mr. Bayh Mr. Ullem	5
Nominating and Governance Committee	• Implementation and review of criteria for membership on our Board of Directors and its committees. • Recommendation of proposed nominees for election to our Board of Directors and membership on its committees. • Recommendations to our Board of Directors regarding governance and related matters. • Review CEO and executive officer succession planning with the Compensation Committee as appropriate. • Lead the Board in its annual review of the Board’s performance.	Mr. Rolfe(1) Dr. Kesner Ms. Sneed Mr. Steele	1
(1)
Committee Chair

(2)
Our Board of Directors has determined that Messrs. Sterrett, Rickertsen and Rolfe satisfy the requirements for independence and financial literacy under the rules and regulations of the NYSE and the Securities and Exchange Commission, satisfy the financial sophistication requirements of the NYSE, and qualify as audit committee financial experts as defined under Securities and Exchange Commission rules and regulations.

2019 Proxy Statement

CORPORATE GOVERNANCE
Board Leadership Structure
The Board of Directors has historically chosen to combine the positions of Chief Executive Officer and Chairman of the Board so that the same person serves in both roles. In February 2018 the Board appointed Thomas E. Salmon as the Chairman of the Board given the Board believed Mr. Salmon was the best person to carry out the role of Chairman in an effective manner. While the Board believes it is important that the Company retain the organizational flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board are separated or combined, the Board believes that combining the positions of Chief Executive Officer and Chairman is in the Company’s best interest. This arrangement provides the benefit of having our Chief Executive Officer, the individual with primary responsibility for managing the Company’s day-to-day operations, chair regular Board meetings as the Board discusses key business and strategic issues. Coupled with a Lead Independent Director, the structure affords strong independent board leadership and engagement and oversight of management, promotes cohesiveness, and also allows for better alignment of strategic development and execution, more effective implementation of strategic initiatives, and clearer accountability for success or failure.
When the Chairman and Chief Executive Officer roles are combined as they are currently, our Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chairman’s role, and to serve as the principal liaison between the non-employee directors and the Chairman. Our Corporate Governance Guidelines require that Lead Independent Director be elected annually by the independent, non-employee directors. Mr. Sterrett currently serves as our Lead Independent Director, providing effective, independent leadership of our Board through his clearly defined and robust set of roles and responsibilities, including presiding at meetings of independent directors, including regularly scheduled executive sessions. Currently, the presiding director at meetings of independent directors is chosen by a vote of those present at the session.

Board Role in Risk Oversight
It is the direct responsibility of the Chief Executive Officer and the other members of management to manage the Company’s enterprise risks on a day-to-day basis. The Board of Directors has responsibility for the oversight of risk management on an enterprise-wide basis through regular updates from management and the strategic planning process. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing and discussing with management the Company’s major risk exposures and the results of an annual corporate-wide risk assessment, the related corporate guidelines, and policies for risk assessment and risk management. The Company’s approach to risk management is to identify, prioritize, monitor and appropriately mitigate all material business risks in order to support the Company’s strategy, including proper financial management and sustainable growth, while protecting and enhancing stockholder value. In addition, the Board of Directors delegates certain risk management oversight responsibilities to its committees; for example, the Audit Committee is responsible for overseeing our material financial and other risk exposures, including risks relating to the financial reporting process and internal controls, as well as risks from related party transactions, and the Compensation Committee is responsible for overseeing risks relating to our compensation programs.

Communications with the Board
Any person who wishes to communicate with the Board of Directors, including the independent directors, may direct a written communication, addressed to the Board of Directors or to the independent directors, to our principal executive offices at 101 Oakley Street, Evansville, IN 47710, in care of our Secretary, or, alternatively, by email to ir@berryglobal.com. All correspondence will be logged and forwarded to the director or directors to whom it is addressed.

Share Ownership Guidelines
The Board encourages directors and Company management to hold a meaningful financial interest in the Company. Under the share ownership guidelines applicable to all non-employee directors, each non-employee director is expected to hold a financial stake in shares of Company common stock with a value equivalent to four times his or her annual cash retainer. Each non-employee director has five years after August 1, 2017, the date the guidelines were adopted, or five years after his or her initial election to the Board, whichever is earlier, to meet the ownership guidelines. Each of the non-employee directors was in compliance with the guidelines as of December 31, 2018 or is reasonably proceeding with compliance as of the applicable five-year achievement period. Under the share ownership guidelines applicable to Company management, the
Chief Executive Officer is required to hold a financial stake in shares of Company common stock in an amount equal to at least six times his annual base salary and the other Named Executive Officers are required to hold a financial stake in shares of Company common stock in an amount equal to at least three times their annual base salary. The Chief Executive Officer and the other Named Executive Officers have five years after August 1, 2017, the date the guidelines were adopted, or five years after his or her initial appointment to a qualifying management position, whichever is earlier, to meet the ownership guidelines. The Chief Executive Officer and the other Named Executive Officers were in compliance with the guidelines as of December 31, 2018 or is reasonably proceeding with compliance as of the applicable five-year achievement period.

No Hedging or Pledging of Stock
Berry policy prohibits directors, executive officers and key employees from engaging in publicly traded options and hedging transactions with regard to Berry securities, including the pledging of shares of Berry stock to secure personal loans.

2019 Proxy Statement

CORPORATE GOVERNANCE
Code of Business Ethics
We have a Code of Business Ethics that applies to all directors, officers, and employees, including our Chief Executive Officer and senior financial officers. The Company’s policy is to conduct its business in accordance with the highest ethical, moral, and legal standards, efficiently, in good faith, with due care, and in the best interests of the Company, its employees, and stockholders. Each Company director, officer, and employee has a primary duty to act at all times to uphold these standards and to act with honesty, integrity and fairness, and without actual or apparent conflict of interest.
We also have adopted a Certification and Supplemental Code of Ethics (the “Supplemental Code”) applicable to our Chief Executive Officer, all Company directors, employees reporting directly to the Chief Executive Officer, executive vice presidents, and regional presidents. The Company believes that the highest level of leaders at the Company have a responsibility to uphold the highest standards of integrity, to avoid even the appearance of impropriety, and to set an example of accountability for all others in the Company.
To codify this responsibility, the Company created the Supplemental Code, which is in addition to the standards set by our Code of Business Ethics, in order to establish a higher level of expectation for the most senior leaders of the Company. The Supplemental Code sets the expectations as to how our senior leaders conduct themselves in dealings with the Company, customers, suppliers and coworkers and it further defines our commitment to compliance with the Company’s policies, procedures and government rules and regulations. Our Code of Business Ethics and the Supplemental Code can be obtained on our website.

Compensation of Directors
For fiscal 2018, non-employee directors received cash compensation of $26,750 per quarter, plus $15,000 annually for serving as Chair of a Board committee and $35,000 annually for serving as Lead Independent
Director, and are also reimbursed for out-of-pocket expenses incurred in connection with their duties as directors. For fiscal 2018, non-employee directors earned fees and equity awards as shown in the following table.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
B. Evan Bayh	$105,000	$115,960	$220,960
Jonathan F. Foster	$105,000	$115,960	$220,960
Idalene F. Kesner	$105,000	$115,960	$220,960
Carl J. Rickertsen	$120,000	$115,960	$235,960
Ronald S. Rolfe	$120,000	$115,960	$235,960
Robert V. Seminara	$105,000	$115,960	$220,960
Robert A. Steele	$105,000	$115,960	$220,960
Stephen E. Sterrett	$137,500	$115,960	$253,460
Scott B. Ullem	$105,000	$115,960	$220,960
Paula A. Sneed(2)	$70,000	$114,985	$184,985
(1)
Reflects grant date fair value, as computed in accordance with FASB ASC Topic 718, of options for 6,500 shares at an exercise price of  $54.33 per share awarded to each non-employee director on February 9, 2018, except Ms. Sneed, who was awarded options for 6,500 shares on March 5, 2018 at an exercise price of  $53.60 per share.

(2)
Paula A. Sneed was elected to the Board of Directors effective March 1, 2018.

Transactions with Related Persons
Our Board of Directors has adopted a written policy for the review and approval or ratification of any transaction with any related party where the aggregate amount involved is expected to exceed $120,000 and in which any related party had, has or will have a direct or indirect material interest, with the exception of  (i) certain transactions involving another company in which the related party’s only relationship is as a non-executive employee, director or less-than-10% equity owner or limited partner and (ii) certain additional exceptions. Under the policy, the Audit Committee shall review such related party transactions and may approve or ratify them only if it is determined that they are fair as to, and not inconsistent with the best interests of, the Company, considering all relevant facts and circumstances. When reviewing a related party transaction, the Audit Committee may take into consideration all of the relevant facts and circumstances available to it, including, to the extent relevant and feasibly provided: (a) the material terms and conditions of the transaction; (b) the related party’s relationship to the Company; (c) the related party’s interest in the transaction; (d) the approximate dollar value of the transaction and of the related party’s interest in the transaction; (e) the aggregate amount of all payments or installments to be made, in the case of a transaction providing for periodic payments or installments; (f) the aggregate amount of principal to be outstanding and interest rate payable, in the case of indebtedness; and (g) any other material information.
The policy requires any officer, director or employee of the Company or its subsidiaries who becomes aware of a potential related party transaction to notify the Chief Financial Officer or an Executive Vice President of the Company, who shall then review the proposed transaction and, if it is expected to fall within the policy, present it to the Audit Committee for review. Under the policy, the Audit Committee must approve any related party transaction by the affirmative vote of a majority of its disinterested members. If advance approval is not feasible, then the Audit Committee must ratify the related party transaction at its next regularly scheduled meeting or the transaction must be rescinded. In addition, the Chair of the Audit Committee may pre-approve or ratify any related party transaction in which the aggregate amount involved is reasonably expected to be less than $100,000.
In connection with our initial public offering, we entered into an income tax receivable agreement (the “tax receivable agreement”) that provides for the payment by us to our pre-initial public offering stockholders, option holders and holders of our stock appreciation rights

2019 Proxy Statement

CORPORATE GOVERNANCE
of 85% of the amount of cash savings, if any, in U.S. federal, foreign, state and local income tax that we actually realize (or are deemed to realize in the case of a change of control) as a result of the utilization of our and our subsidiaries’ net operating losses attributable to periods prior to our initial public offering. During fiscal 2018, the Company made $37 million of payments related to the tax receivable agreement, of which our Named Executive Officers and certain of our Directors received the following payments: Mr. Salmon — $444,000, Mr. Miles — $451,000, Mr. Begle — $444,000, Mr. Seminara — $153,000, and Mr. Bayh —  $87,000. The Company made an additional $16 million of payments in the first fiscal quarter of 2019 related to the tax receivable agreement. Based on our current taxable income estimates, we expect to pay an additional $23 million in cash between fiscal 2019 and the termination of the tax receivable agreement. Certain of the Company’s employees who invested in the Company, including the Chief Executive Officer, Chief Financial Officer, and President — Health, Hygiene and Specialties Division, entered into a stockholders agreement with the Company’s equity sponsors that was amended and restated upon completion of the Company’s initial public offering in October 2012 and most recently in January 2015 (the “Fourth Stockholders Agreement”). The Fourth Stockholders Agreement provides, among other things, for certain restrictions on the transferability of the equity ownership of the Company of each employee and certain other stockholders that are parties thereto, piggyback registration rights and repurchase rights by the Company in certain circumstances.
Other than as described above, the Company has not entered into any related party transactions required to be disclosed under Securities and Exchange Commission rules and regulations during fiscal 2018.

2019 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of three directors, each of whom the Board of Directors has determined is an “independent director” as defined by NYSE listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the Board of Directors. The Board has also determined that the members of the Audit Committee meet the financial literacy requirements of NYSE listing standards.
Management is responsible for the Company’s financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board, and to issue a report thereon. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.
For the fiscal year ended September 29, 2018, the Audit Committee engaged Ernst & Young LLP to serve as the Company’s independent auditor.
The Audit Committee has met and held discussions with management and Ernst & Young LLP. The Audit Committee reviewed and discussed the financial statements for fiscal 2018 with management and with Ernst & Young LLP. Management represented to the Audit Committee that the
Company’s consolidated financial statements as of and for the fiscal year ended September 29, 2018 were prepared in accordance with generally accepted accounting principles. Ernst & Young LLP audited the Company’s consolidated financial statements as of and for the fiscal year ended September 29, 2018 and the effectiveness of the Company’s internal control over financial reporting as of September 29, 2018 and has issued a report thereon. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit Committee approves in advance all services performed by the Company’s independent auditor. The Audit Committee determined that Ernst & Young’s provision of non-audit services to the Company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.
Based on these discussions and reviews, the Audit Committee determined that the audited financial statements for the Company’s last fiscal year should be included in our Company’s Form 10-K, and made a formal recommendation to the Board of Directors to that effect.
Members of the Audit Committee at the time of the filing of the Form 10-K who approved this report:
Stephen E. Sterrett
Carl J. Rickertsen
Ronald S. Rolfe

2019 Proxy Statement

EXECUTIVE COMPENSATION
Executive Summary

Executive Compensation Highlights
•
Link compensation to Company performance.   Performance drives pay. A significant portion of compensation opportunities for the NEOs is variable, meaning it is tied to performance. Cash bonuses are based on the attainment of business plan performance metrics.

•
Balanced compensation program.   The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

•
Compensation aligned with stockholder interests.   Long-term incentive compensation opportunities for the NEOs are equity-based.

•
Independent Compensation Consultant.   Our Compensation Committee utilizes an independent compensation consultant.

•
Double trigger change in control arrangements.   Benefits in connection with a change in control are only payable after a qualifying termination.

•
No repricing of awards.   No previously granted awards can be repriced or surrendered in exchange for new awards.

Fiscal 2018 Compensation Overview
Our executive compensation program is comprised of  (i) base salary, (ii) short-term annual performance-based cash incentives (annual bonus), and (iii) long-term equity incentives. The highlights of our fiscal 2018 compensation program are as follows:
•
Fiscal 2018 base salaries for our Senior Management Group were modestly increased from fiscal 2017 to generally reflect a cost of living adjustment, with limited additional adjustments based on performance and changes in position or responsibility.

•
The short-term annual performance-based cash incentive is comprised of two components that are tied directly to the performance of the Company:

■
an Adjusted EBITDA target (75% of the target award), and

■
an economic value growth target (25% of the target award).

•
Based on our actual results for the fiscal year ended September 29, 2018, Adjusted EBITDA performance was 90% of target and economic value growth did not meet the minimum threshold, which resulted in a total annual bonus payout to our Named Executive Officers equal to 14.6% of base salary, with the exception of Mr. Salmon, who earned an annual bonus payout equal to 22.5% of base salary.

•
Long-term equity incentives are generally awarded annually in the form of stock options that vest over a five-year period. The number of stock options awarded annually has generally been determined using benchmark data provided to us by Towers Watson. A detailed description of our long-term equity incentives can be found in the “Equity Compensation Plans” section below.

•
In fiscal 2018, we granted stock option awards with respect to approximately 1.45 million shares in the aggregate to non-employee directors, employees and officers, including options with respect to 395,000 shares to our Named Executive Officers.

Compensation Discussion and Analysis
The Executive Compensation Discussion and Analysis identifies and describes the basic principles, philosophies and rationale underlying our compensation decisions and programs as well as the key elements of compensation for our “Named Executive Officers” identified in our Summary Compensation Table below. The Compensation Committee made all final compensation decisions for our Chief Executive Officer and all executive officers (which we collectively refer to as the “Senior Management Group”), including each of our Named Executive Officers identified in our Summary Compensation Table below, for the 2018 fiscal year. For fiscal 2018, our Named Executive Officers identified in the Summary Compensation Table include our current Chief Executive Officer, Chief Financial Officer, and the next three highest compensated executive officers serving as such at fiscal year-end. Below is a discussion of the principles outlining our executive compensation program.
Our goal as an employer is to ensure that our pay practices are equitable as compared to market practice, facilitate appropriate retention, and reward exceptional performance. We have periodically conducted studies to better understand compensation programs of other manufacturing companies similar in size to the Company. Our studies have reviewed base salary, bonus, and long-term equity awards, and based on such studies, we believe that our overall compensation levels are competitive with other comparable companies.
The Company believes that executive compensation should be designed to align closely the interests of its Senior Management Group and stockholders and to attract, motivate, reward and retain superior management talent. The Company utilizes the following guidelines pertaining to executive compensation:
•
pay compensation that is competitive with the practices of other manufacturing businesses that are similar in size to the Company;

•
provide wage enhancements aligned with the performance of the Company; and

•
pay for performance by:

■
setting performance goals determined (i) by the Compensation Committee for our Chief Executive Officer and (ii) by our Chief Executive Officer and the Compensation Committee for other members of our Senior Management Group;

2019 Proxy Statement

EXECUTIVE COMPENSATION
■
providing a short-term annual performance-based cash incentive opportunity through a bonus plan that is based upon achievement of these performance goals; and

■
providing long-term incentive opportunities in the form of equity awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning their interests with the interests of our stockholders.

Role of Compensation Committee
The Compensation Committee’s specific roles are to:
•
approve all compensation plans for the Chief Executive Officer of the Company and all other members of the Senior Management Group;

•
recommend to our Board of Directors all compensation plans for our Board of Directors;

•
approve the short-term compensation of the Senior Management Group and recommend short-term compensation for members of our Board of Directors;

•
approve and authorize grants under the Company’s incentive plans, including all equity plans and long-term incentive plans;

•
lead the Board of Directors in its annual review of the Senior Management Group’s performance; and

•
prepare the report on executive compensation required by Securities and Exchange Commission rules and regulations for inclusion in our annual Proxy Statement.

Role of Compensation Consultant and Benchmarking Analysis
In 2014 the Compensation Committee engaged Towers Watson to help design the 2015 Plan and provide advice regarding the number of shares to be reserved thereunder. Towers Watson’s assistance in designing the 2015 Plan included reviewing the Company’s outstanding stock option grants, providing detail on market-competitive plan design features, collecting and reporting on market-competitive rates on share overhang, annual burn rate, share value transfer rates and equity vehicles used and developing a final report based on management’s feedback and presenting such report to the Compensation Committee for review and approval.
In November 2016, the Compensation Committee engaged Towers Watson to provide market benchmarking analysis and data for Executive Chairman, Chief Executive Officer and Chief Executive Officer direct report roles. The engagement also included market benchmarking data for long-term incentive plans. For 2018 executive compensation planning, our peer group remained the same as fiscal 2017, which consisted of the following companies:
Ball Corporation Owens-Illinois, Inc. Eastman Chemical Co. Avery Dennison Corporation Packaging Corporation of America	Sealed Air Corporation Bemis Company, Inc. The Clorox Company Sonoco Products Co. Westlake Chemical Corp.	Silgan Holdings Inc. AptarGroup, Inc. Crown Holdings Graphic Packaging International, Inc. Greif, Inc.
This peer group of companies had median revenue of  $6.2 billion and median market capitalization of  $6.2 billion based on the most recent publicly available data as of December 31, 2017. The Company’s revenue and market capitalization at the end of fiscal 2018 was $7.9 billion and $6.3 billion respectively.
Role of Executive Officers
The performance goals of each member of our Senior Management Group are reviewed annually. This information, along with the performance of the Company and market data, determines the wage adjustment recommendation presented to the Compensation Committee. All other compensation recommendations with respect to members of our Senior Management Group are made by the Chief Executive Officer pursuant to policies established in consultation with the Compensation Committee and recommendations from our Human Resources Department.
The Compensation Committee evaluates the performance of the Chief Executive Officer and determines the Chief Executive Officer’s compensation in light of the goals and objectives of the compensation program. The Compensation Committee reviews, on at least an annual basis, the performance of the Chief Executive Officer as compared to the achievement of the Company’s goals and any individual goals. The Chief Executive Officer, together with the Human Resources Department, reviews annually the performance of each member of the Senior Management Group as compared with the achievement of the Company or operating division goals, as the case may be, together with each executive’s individual goals and make compensation recommendations to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to the executives. Both performance and compensation are evaluated to help the Company attract and retain high quality executives in vital positions and that their compensation, taken as a whole, is competitive and appropriate compared to that of similarly situated executives in other corporations within the Company’s industry.
Role of Stockholder Say-on-Pay Votes
At the Company’s March 20, 2013 annual meeting, stockholders approved, on a non-binding advisory basis, holding a vote on say-on-pay proposals once every three years, with over 77% of the votes cast voting for a three-year frequency (a “say-on-pay proposal”). At the Company’s annual meeting of stockholders held on February 24, 2016, 97.8% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee considered these results and believes the voting results reflect strong stockholder support for the Company’s approach to executive compensation. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the Named Executive Officers (as defined in Executive Compensation — Summary Compensation Table). In light of the positive result of such say-on-pay vote, we made no material changes to our executive compensation program. At this 2019 Annual Meeting, you will have the opportunity to vote on the say-on-pay proposal, which gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. Our Board of Directors believes that submitting the advisory, non-binding vote on executive compensation to stockholders every three years is appropriate at this time. We are asking our stockholders to indicate their continued support for our Named Executive Officer compensation as described in this Proxy Statement.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Executive Compensation Program
The compensation of our executive officers is generally classified into the following three categories:
(1)
base salary,

(2)
short-term annual performance-based cash incentive under our Executive Bonus Plan, and

(3)
long-term equity awards in the form of Company stock options.

The Company has selected these elements because each is considered useful and/or necessary to meet one or more of the principal objectives of the Company’s business. Base salary and annual bonus targets are set with the goal of motivating our Named Executive Officers and adequately compensating and rewarding them on a day-to-day basis for the time spent and the services they perform. Our equity programs are geared toward providing an incentive and reward for the achievement of long-term business objectives, retaining key talent and more closely aligning the interests of management with those of our stockholders.
The compensation program for our Named Executive Officers is reviewed on an annual basis. In setting individual compensation levels for a particular executive, the total compensation package is considered, along with the executive’s past and expected future contributions to our business.
Base Salary
Our executive officers’ base salaries depend on their position within the Company, the scope of their responsibilities, the period during which they have been performing those responsibilities and their overall performance. Base salaries are reviewed annually and are generally adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Fiscal 2018 base salary adjustments for members of our Senior Management Group generally reflected a cost of living increase, with limited additional adjustments based on performance and changes in position or responsibility.
Short-Term Annual Performance-Based Cash Incentive
The Company has a long history of sharing profits with employees. This philosophy is embedded in our corporate culture and is one of many practices that has enabled the Company to continually focus on improvement and be successful.
The Berry Global Group, Inc. Executive Bonus Plan is intended to provide an incentive for superior work and to motivate covered key executives toward even greater achievement and business results, to tie their goals and interests to those of the Company and our stockholders and to enable us to attract and retain highly qualified executives.
The Executive Bonus Plan is administered by our Compensation Committee. Under the Executive Bonus Plan, we may pay bonuses (including, without limitation, discretionary bonuses) to covered key executives, including our Named Executive Officers, based upon such terms and conditions as our Compensation Committee may in its discretion determine.
Our Compensation Committee approved fiscal year 2018 target values of awards and awards paid under the Executive Bonus Plan. Depending on our overall business performance, which for fiscal year 2018 was specifically related to our attainment of Adjusted EBITDA and economic value growth, each Named Executive Officer, other than the Chief Executive Officer, was eligible to receive a bonus under the Executive Bonus Plan ranging from zero to 130% of his or her annual base salary, with 65% being the target bonus. Our Chief Executive Officer was eligible to receive a bonus under the Executive Bonus Plan ranging from zero to 200% of his annual base salary, with 100% being the target bonus. For bonuses other than those paid to our Named Executive Officers that were intended to be deductible under Section 162(m) of the tax code, these targets were subject to change at the discretion of the Compensation Committee. Performance objectives are generally set on an annual basis. The applicable performance period was the 2018 fiscal year.
In determining the fiscal year 2018 target values of awards under the Executive Bonus Plan, 75% of the target value of the award was based on attaining 100% of the applicable annual Adjusted EBITDA target, and 25% was based on attaining 100% of the economic value growth target (based on Operating EBITDA growth and net debt reduction). However, if we had reached the maximum achievement for the Adjusted EBITDA target, then the maximum bonus would be paid, regardless of our attainment of economic value growth. Net debt reduction has historically been among the Company’s major strategic priorities. The pro forma contribution from acquisitions is excluded from Adjusted EBITDA and Operating EBITDA for purposes of determining Executive Bonus Plan payouts as the activity is prior to Berry ownership. Similarly, unrealized cost savings are generally not included in determining achievement of Adjusted EBITDA, Operating EBITDA and economic value growth except to the extent expressly approved by the Compensation Committee. Adjusted EBITDA, Operating EBITDA and net debt are supplemental financial measures that are not required by, or presented in accordance with GAAP, and should not be considered as alternatives to net income, operating income or balance sheet measures presented in accordance with GAAP. We define Operating EBITDA as net income before depreciation and amortization, income tax expense, interest expense (net), and certain non-recurring or non-cash charges, which are more particularly described in our debt documents. We define Adjusted EBITDA for Executive Bonus Plan purposes as Operating EBITDA adjusted for unrealized cost synergies approved by the Compensation Committee.
Fiscal year 2018 bonus payments under the Executive Bonus Plan are directly tied to the performance of the Company. Upon approval by our Compensation Committee, bonuses are generally paid, to the extent earned, on an annual basis on a date determined by the Compensation Committee.

The target performance levels and actual performance achieved under our Executive Bonus Plan for fiscal 2018 are set forth below:
		Target Bonus (% of Base Salary)	Adjusted EBITDA Factor (75%)(1)		Economic Value Growth Factor (25%)		Bonus Achieved (% of Base Salary)
			Target	Achieved	Target	Achieved
CEO	FY 2018	100%	$1,540	$1,388	15%	5.9%	22.5%
Other NEOs	FY 2018	65%	$1,540	$1,388	15%	5.9%	14.6%
(1)
In millions of dollars. Excludes the pro forma contribution of acquisitions and certain unrealized cost savings.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Equity Compensation Plans
We have historically used stock options to provide long-term incentive to our key employees. Stock options encourage retention through the vesting period and incentivize performance since the options only have value to the extent the market value of our stock increases.
The Compensation Committee generally awards options annually shortly following the announcement of our fiscal first quarter results, but it has the authority to vary that practice as appropriate in connection with new hires or as otherwise deemed appropriate. Upon the recommendation of Company management, the Compensation Committee has determined that the next annual option awards, if any, will be granted in early February 2019. Based on recommendations from Towers Watson during the design of the 2015 Plan, the Company awards stock options annually based on a consistent value determined as a multiple of base salary, with limited performance-based exceptions.
In fiscal 2018 we granted stock option awards with respect to approximately 1.45 million shares in the aggregate to non-employee directors, employees and officers, including our Named Executive Officers as follows: Mr. Salmon — 200,000 options, Mr. Miles — 65,000 options, Mr. Tracey — 40,000 options, Mr. Begle — 50,000 options, and Mr. Galvez — 40,000 options. These awards were made in February 2018.
The exercise price for option awards is the fair market value of our common stock on the date of grant. The fair market value of a share of our common stock is determined for this purpose by reference to the public trading price of a share of our common stock on the date of grant of the option (e.g., using a weighted average or closing price). The Compensation Committee is not prohibited from granting awards at times when it is in possession of material nonpublic information. However, no material nonpublic information was taken into account in determining the number of options previously awarded or the exercise price for those awards, and we did not “time” the release of any material nonpublic information to affect the value of those awards.
Generally, options granted become vested and exercisable over a five-year period. Unless set forth otherwise in the applicable award agreement, time-based options generally vest in 20% increments on each of the first five (5) anniversaries of the grant date. In each case, the vesting of options is generally subject to the grantee’s continued employment at the Company or at one of its subsidiaries as of the applicable vesting date (subject to certain exceptions, as described below).
The maximum term of options granted under our equity incentive plans is ten (10) years. Subject to certain exceptions set forth in the applicable stock option award agreement, unvested options are automatically forfeited upon termination. The outstanding option awards provide (i) accelerated vesting of all unvested options upon an employee’s death or permanent disability and (ii) in the event of an employee’s qualified retirement, continuation of the normal vesting period applicable to the retiree’s unvested options, as well as an extension of the exercise period to the end of the original ten-year term of the retiree’s vested options.
With respect to options granted under the 2015 Plan, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program, and we have not granted any equity awards under the 2015 Plan that would vest or become payable solely as a result of a change in control. On July 20, 2016, the Company amended outstanding stock option awards in order to further implement market-based compensation practices in line with compensation practices of similarly situated, publicly-traded companies as presented by Towers Watson and other publicly available benchmarking studies. Each outstanding option was amended to provide for full vesting and exercisability of stock options following any termination of employment without “cause” and not due to “disability” (both, as defined in the applicable award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a “change in control.” In that case, the options will also continue to be exercisable for the remaining term of the applicable award. Any change in control rights in the applicable awards prior to giving effect to these amendments were preserved to the extent they could apply more than two years following a change in control.
The 2015 Plan contains a definition of  “change in control,” although the plan committee may provide a different definition in an award agreement or award program. “Change in control” under the 2015 Plan is generally: (1) the acquisition by a person or group, together with stock the person or group already holds, of 50% or more of the combined voting power of the then outstanding voting securities of the Company, (2) the replacement of a majority of the members of the Board of Directors in a twelve-month period by directors whose appointment or election is not endorsed by at least two-thirds of the incumbent members of the Board of Directors (including those endorsed by at least two-thirds of the incumbent directors, but excluding any director who assumes office in connection with an actual or threatened proxy contest), (3) a reorganization, merger, share exchange, combination or consolidation that results in stockholders of the Company prior to such transaction owning 50% or less of the combined voting power of the resulting company immediately after the transaction, or (4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party. However, solely for awards which are subject to Internal Revenue Code (“IRC”) Section 409A and provide for payment on a change in control, “change in control” means an a “change in control event” under IRC Section 409A unless otherwise provided in the award.
Compensation Programs and Risk Management
We have determined that any risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on the Company. Our compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to the Company and its stockholders. The combination of performance measures applicable to annual bonuses and equity compensation awards granted to our executive officers and the multi-year vesting schedules applicable to equity awards granted to our executives encourages our executives to maintain both a short-term and long-term view with respect to Company performance.
Post-Employment Compensation
We provide post-employment compensation to our employees, including termination rights and benefits pursuant to employment agreements with our Named Executive Officers, as a continuation of our historical practices. The Compensation Committee believes that offering such compensation allows us to attract and retain qualified employees and executives in a highly competitive marketplace and rewards our employees and executives for their contribution to the Company during their employment.
A principal component of our post-employment compensation program is a qualified defined contribution 401(k) plan, which applies to all of our employees generally. Under the 401(k) plan, the Company awards a $200 lump sum contribution annually for participating in the plan and the Company matches fifty (50%) of the applicable participant’s 401(k) plan elective deferrals (not to exceed six percent (6%) of base compensation) made during the plan year.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Perquisites and Other Personal Benefits
The Compensation Committee periodically reviews the perquisites provided to our executive officers to ensure that they are reasonable, competitive and consistent with the overall compensation program. Such perquisites include for certain of our executive officers (as set forth in more detail in the Summary Compensation Table below and accompanying footnotes) use of a Company-provided car or car allowance, and, for our Chief Executive Officer, financial planning and tax return preparation and limited personal use of the Company’s corporate aircraft.
Section 162(m) of the Internal Revenue Code
IRC Section 162(m) places a $1 million limit on the amount of compensation a public company can deduct in any one year for certain executive officers, except for qualifying performance-based compensation for tax years which began on or before December 31, 2017. While the Compensation Committee has historically considered the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible for tax purposes.
The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of  $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Despite our efforts in the past to structure annual cash incentives in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will be exempt. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with the Company’s management the “Compensation Discussion and Analysis” included in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

THE COMPENSATION COMMITTEE:
Jonathan F. Foster
Carl J. Rickertsen
B. Evan Bayh
Scott B. Ullem
Compensation Committee Interlocks and Insider Participation
During fiscal 2018, no officer or employee served as a member of the Compensation Committee and none of the members of the
Compensation Committee had any relationship required to be disclosed by Section 407(e)(4) of Regulation S-K.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid during the last three fiscal years to each person serving as our chief executive officer and chief financial officer during the most recent fiscal year, and each of the other three most highly compensated executive officers as of the end of the most recent fiscal year (collectively, the “Named Executive Officers”).

Name and Principal Position(1)	Fiscal Year	Salary	Option Awards(2)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Thomas E. Salmon Chief Executive Officer	2018	$973,077	$3,568,000	$213,750	$20,566(3)	$4,775,393
	2017	803,533	3,880,000	653,993	57,504(3)	5,395,030
	2016	550,961	592,200	462,880	17,448(6)	1,623,489
Mark W. Miles Chief Financial Officer	2018	$559,231	$1,159,600	$80,438	$20,787(6)	$1,820,056
	2017	525,728	1,241,600	286,159	16,755(6)	2,070,242
	2016	484,922	1,057,500	425,885	16,723(6)	1,985,030
Scott Tracey President — Health, Hygiene and Specialties Division	2018	$569,000	$713,600	$81,608	$26,423(6)	$1,390,631
	2017	541,893	776,000	294,749	16,813(6)	1,629,455
	2016	486,091	799,500	695,131(5)	*	1,986,297
Jean-Marc Galvez(4) President — Consumer Packaging Division	2018	$517,288	$713,600	$76,369	$138,978(7)	$1,446,235
	2017	520,839	776,000	267,709	248,928(8)	1,813,476
Curt L. Begle President — Engineered Materials Division	2018	$511,539	$892,000	$73,125	$23,073(6)	$1,499,737
	2017	483,291	931,200	257,544	19,216(6)	1,691,251
	2016	447,113	592,200	392,489	16,672(6)	1,448,474
*
Indicates a value less than $10,000.

(1)
Reflects titles as of September 29, 2018. Effective as of December 17, 2018, Mr. Begle succeeded Mr. Tracey as the Company’s President — Health, Hygiene and Specialties Division. Mr. Tracey’s employment with the Company was terminated effective as of January 4, 2019. For our current executive officers and their titles see “Directors and Executive Officers” above.

(2)
Equals the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718, of the grants of nonqualified stock options. For a description of the assumptions used to value these options, please refer to Note 1 to the “Notes to Consolidated Financial Statements” in our Form 10-K filed with the SEC.

(3)
Includes costs incurred by the Company for financial planning and tax return preparation, costs of group life insurance coverage provided to the executive, and matching contributions made by the Company to the executive’s account under the Company 401(k) plan, and relocation costs for Mr. Salmon.

(4)
Mr. Galvez was appointed as President — Consumer Packaging Division effective January 1, 2017.

(5)
Includes amounts earned during fiscal 2016 including Avintiv’s annual incentive program for calendar year 2015, Avintiv’s Fiberweb acquisition integration bonus and our Executive Bonus Plan for the three quarters ended October 1, 2016.

(6)
Includes costs incurred by the Company for auto allowance or the executive’s personal use of a Company-provided vehicle, costs of group life insurance coverage provided to the executive, and matching contributions made by the Company to the executive’s account under the Company’s 401(k) plan.

(7)
Includes costs incurred by the Company for the executive’s personal use of a Company-provided vehicle and for benefits provided pursuant to the Company’s International Assignment Policy as a result of Mr. Galvez’s assignment at the Company’s headquarters (aggregate value of such benefits estimated to be $116,000). These benefits include health and welfare plans, goods and services allowance, housing allowance, tax preparation services, and the total net amount of tax equalization designed to cover taxes on Mr. Galvez’s compensation in excess of the taxes he would have incurred in Spain. The International Assignment Policy facilitates the assignment of employees to positions outside their home country by minimizing any financial detriment or gain to the employee from the international assignment.

(8)
Includes costs incurred by the Company for the executive’s personal use of a Company-provided vehicle and for benefits provided pursuant to the Company’s International Assignment Policy as a result of Mr. Galvez’s assignment at the Company’s headquarters (aggregate value of such benefits estimated to be $235,000). These benefits include health and welfare plans, goods and services allowance, housing allowance, relocation allowance, tax preparation services, and the total net amount of tax equalization designed to cover taxes on Mr. Galvez’s compensation in excess of the taxes he would have incurred in Spain. The International Assignment Policy facilitates the assignment of employees to positions outside their home country by minimizing any financial detriment or gain to the employee from the international assignment.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards for Fiscal 2018
The following table sets forth certain information regarding grants and modifications of plan-based awards in fiscal 2018.
		Stock Options(1)			Executive Bonus Plan(2)
Name	Grant Date	Number of Securities (#)	Exercise Price ($/Sh)	Grant Date Fair Value ($)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)
					Threshold ($)	Target ($)	Maximum ($)
Thomas E. Salmon
Options	2/9/2018	200,000	$54.33	$3,568,000	—	—	—
Executive Bonus Plan	12/13/2018	—	—	—	$208,050	$950,000	$1,900,000
Mark W. Miles
Options	2/9/2018	65,000	$54.33	$1,159,600	—	—	—
Executive Bonus Plan	12/13/2018	—	—	—	$78,293	$357,500	$715,000
Scott M. Tracey
Options	2/9/2018	40,000	$54.33	$713,600	—	—	—
Executive Bonus Plan	12/13/2018	—	—	—	$79,431	$362,700	$725,400
Curt L. Begle
Options	2/9/2018	50,000	$54.33	$892,000	—	—	—
Executive Bonus Plan	12/13/2018	—	—	—	$71,175	$325,000	$650,000
Jean-Marc Galvez
Options	2/9/2018	40,000	$54.33	$713,600	—	—	—
Executive Bonus Plan	12/13/2018	—	—	—	$74,332	$339,417	$678,834
(1)
Options vest 20% on each of the first five anniversaries of the date of grant, subject to the terms and conditions of the plan and award agreement. Fiscal 2018 options were granted on February 9, 2018.

(2)
Represents possible payout that could have been earned under the Executive Bonus Program for the fiscal year ended September 29, 2018. See the Summary Compensation Table above for the amounts actually earned based on fiscal 2018 performance. The performance targets and actual performance achieved are discussed under “Executive Compensation — Short-Term Annual Performance-Based Cash Incentive” above. Executive bonus targets were set by the Company’s compensation committee on October 31, 2017.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End Table
The following table shows the number of outstanding equity awards held by each of our Named Executive Officers as of September 29, 2018.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(7)	Option Exercise Price ($/sh)	Option Expiration Date
Thomas E. Salmon	60,000	—	16.00	10/3/22
	75,000	20,000(1)	21.00	11/26/23
	60,000	40,000(2)	28.75	11/25/24
	28,000	42,000(3)	29.59	2/12/26
	50,000	200,000(4)	49.53	2/7/27
	—	200,000(6)	54.33	2/9/28
Mark W. Miles	45,000	—	16.00	10/3/22
	128,000	32,000(1)	21.00	11/26/23
	96,000	64,000(2)	28.75	11/25/24
	50,000	75,000(3)	29.59	2/12/26
	16,000	64,000(4)	49.53	2/7/27
	—	65,000(6)	54.33	2/9/28
Scott M. Tracey	30,000	45,000(5)	36.36	11/30/25
	10,000	40,000(4)	49.53	2/7/27
	—	40,000(6)	54.33	2/9/28
Curt L. Begle	20,000	—	16.00	10/3/22
	18,000	18,000(1)	21.00	11/26/23
	18,000	36,000(2)	28.75	11/25/24
	28,000	42,000(3)	29.59	2/12/26
	12,000	48,000(4)	49.53	2/7/27
	—	50,000(6)	54.33	2/9/28
Jean-Marc Galvez	16,000	24,000(5)	36.36	11/30/25
	10,000	40,000(4)	49.53	2/7/27
	—	40,000(6)	54.33	2/9/28
(1)
Executive’s unvested options vest on November 26, 2018.

(2)
Executive’s unvested options vest 50% on November 25th of each of 2018 and 2019.

(3)
Executive’s unvested options vest 1/3 on February 12th of each of 2019, 2020 and 2021.

(4)
Executive’s unvested options vest 25% on February 7th of each of 2019, 2020, 2021 and 2022.

(5)
Executive’s unvested options vest 1/3 on November 30th of each of 2018, 2019 and 2020.

(6)
Executive’s unvested options vest 20% on February 9th of each of 2019, 2020, 2021, 2022 and 2023.

(7)
With respect to options granted under the Company’s 2012 Equity Incentive Plan, if the employment of the participant is terminated at any time following a “change in control” of us for any reason other than for cause, the death or disability of the participant, or the voluntary termination of employment by the participant, 40% of each grantee’s unvested options become vested. For information regarding vesting in the event of termination without cause in connection with a change in control and in certain other events, see “Employment Agreements, Potential Payments Upon Termination Change in Control” below.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Option Exercises in Fiscal 2018
The following table shows information regarding exercises of options by our Named Executive Officers in fiscal 2018.
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Thomas E. Salmon	—	—
Mark W. Miles	—	—
Scott M. Tracey	—	—
Curt L. Begle	36,000	$1,125,569
Jean-Marc Galvez	—	—
(1)
Reflects the difference between the market value upon exercise and the exercise price.

Employment Agreements; Potential Payments Upon Termination or Change-in-Control
On January 31, 2017, the Company and Mr. Salmon entered into an employment agreement associated with his appointment as Chief Executive Officer, which became effective February 3, 2017. The agreement replaces his prior employment agreement, which was last amended July 20, 2016. The initial term of the agreement is five years, which shall automatically renew for successive one-year periods unless written notice of an intent not to renew is provided by either party at least 90 days prior to the expiration of the initial or any subsequent term. Mr. Salmon’s annual base salary under the agreement is subject to annual adjustment at the discretion of the Compensation Committee. Among other things, the agreement generally entitles Mr. Salmon to participate in all employee benefit plans maintained by the Company which are generally available to senior executives and provides that Mr. Salmon shall be eligible for an annual performance-based bonus determined based on a target percentage specified by the Compensation Committee of his then-current annual base salary. The agreement also provides that Mr. Salmon is entitled to personal use of the Company’s aircraft in accordance with Company policy. The agreement includes customary clawback, noncompetition, nondisclosure and nonsolicitation provisions. If Mr. Salmon is terminated by the Company without “cause” or if he resigns for “good reason,” (as defined in the agreement) in either case subject to his execution of a release of claims and compliance with the restrictive covenants set forth in his agreement, he is entitled to (1) cash severance equal to 18 months’ base salary (unless such termination occurs within two years following a “change in control,” (as defined in the agreement) in which case the cash severance amount is equal to the sum of 18 months’ base salary and 1.5 times Mr. Salmon’s then-current target annual bonus), payable in bi-monthly installments, (2) a prorated bonus based on actual performance for the year in which termination occurs and the relative period of such year during which Mr. Salmon was employed, payable within the first two and one-half months of the year following the year in which termination occurs, and (3) for a period of up to 18 months, a monthly amount equal to the amount by which the monthly COBRA continuation coverage premium exceeds the monthly premium an active employee would pay for the same coverage under the Company’s group medical plans; provided, that if Mr. Salmon becomes reemployed with another employer and is eligible to receive medical benefits under that employer’s group medical plans, such monthly payments shall cease for any period of time during which he remains eligible for coverage under his new employer’s group medical plans.
Messrs. Miles and Begle are party to agreements that remain in effect unless terminated according to the agreements’ terms. Salaries are subject in each case to annual adjustment at the discretion of the Company. The employment agreements generally entitle each executive to participate in all employee benefit plans maintained by the Company which are generally available to senior executives. The employment agreements also include customary noncompetition, nondisclosure and nonsolicitation provisions. The Company may terminate the employment agreements for “cause” or due to a “disability” (as such terms are defined in the agreements). If Messrs. Miles or Begle is terminated by the Company without “cause” (as such term is defined in their respective agreements), the executive is entitled to: (1) a pro rata portion of the annual bonus awarded to the executive for the year in which termination occurs, and (2) severance benefits pursuant to the provisions of the Berry Global, Inc. Severance Pay Plan in effect on the date of termination. Mr. Tracey is not subject to an agreement providing severance benefits, other than following a change in control. Therefore, if Mr. Tracey is terminated by the Company without “cause” (as such term is defined in the Berry Global, Inc. Severance Pay Plan) other than in connection with a change in control as described below, he is entitled to severance benefits pursuant to the provisions of the Berry Global, Inc. Severance Pay Plan in effect on the date of termination.
On July 20, 2016, the Company agreed to amendments to the employment agreements of Messrs. Miles and Begle, and to a change in control agreement with Mr. Tracey, that provide enhanced severance benefits on terminations of employment without “cause” or resignations for “good reason” (as such terms are defined in the amendments or agreement as applicable) (a “qualifying termination”), in either case, within the two years following a “change in control” (as such term is defined in the amendments or agreement as applicable). Mr. Tracey’s change in control agreement also includes customary noncompetition, nondisclosure and nonsolicitation provisions.
The enhanced severance benefits made available to Messrs. Begle, Miles, and Tracey include: (i) payment of an amount equal to one and one-half times the employee’s annual base salary and target annual bonus as of the date of qualifying termination over a period of eighteen (18) months, (ii) payment of a prorated annual bonus only as, if, and when annual bonuses are paid to other employees of the Company who hold a position similar to the position the employee held prior to his qualifying termination, and (iii) if the employee elects COBRA continuation coverage, payment of an amount equal to the monthly amount of COBRA continuation coverage minus the portion of the amount the individual would have paid had he still been employed until the earlier of  (A) his employment by another employer who offers him medical coverage or (B) eighteen (18) months following the qualifying termination.
On September 30, 2015, the Company’s Spanish subsidiary entered into an employment agreement with Mr. Galvez in accordance with local practice that remains in effect unless terminated according to the agreement’s terms. The agreement specifies that Mr. Galvez is entitled to

2019 Proxy Statement

EXECUTIVE COMPENSATION
base salary, short term incentive compensation, use of a Company car, medical coverage and termination provisions. The employment agreement also includes a customary nondisclosure provision. The Company may terminate the employment agreement without cause or as a result of Mr. Galvez’s breach of his employment obligations. If Mr. Galvez is terminated by the Company without cause, or pursuant to local law, if Mr. Galvez terminates the agreement within 3 months after a change in control of the Company’s Spanish subsidiary, the executive is entitled to severance benefits to include 16 months’ of  (i) base salary, (ii) short term incentive compensation, and (iii) benefits. If Mr. Galvez is terminated by the Company due to a serious and willful breach by him of his obligations, he is not entitled to severance benefits.
On December 18, 2016 the Company entered into a letter agreement with Mr. Galvez pursuant to which we agreed to provide Mr. Galvez with expatriate benefits relating to his current international assignment in the U.S., which began in April 2017. The additional benefits that he receives are directly related to the additional expenses Mr. Galvez incurs as a result of his U.S. assignment. His benefits include relocation expenses to the U.S., payments for housing, cost of living, payments and services in accordance with the Company’s tax equalization policy, transportation benefits subject to country guidelines, participation in the Company’s U.S. health plan, reimbursement of home-leave expenses and tax preparation assistance. In addition, upon the completion of his international assignment, we will pay for necessary and reasonable expenses (as determined under the Company’s International Assignment Policy) to relocate Mr. Galvez back to Spain or to another Berry location. In the event the Company terminates Mr. Galvez’s employment for cause or Mr. Galvez voluntarily terminates his employment, other than for exceptional circumstances, he will not be entitled to relocation benefits and all expatriate benefits will cease with the exception of tax preparation services and those available under the Company’s tax equalization policy. If the Company terminates Mr. Galvez’s U.S. assignment without cause, and Mr. Galvez elects to return to his home country within 3 months of termination, he will be entitled to specified relocation benefits and all expatriate benefits will cease with the exception of tax preparation services and those available under the Company’s tax equalization policy.
The following table estimates the potential payments and benefits to our Named Executive Officers upon termination of employment or a change in control, assuming such event occurred as of September 29, 2018. These estimates do not reflect the actual amounts that will be paid to such persons upon such events in the future, if any, the amounts of which would only be known at the time the persons become eligible for payment and would be payable only if the specified event occurs.

Named Executive	Event	Cash Severance Payment (Salary, Bonus $)	Continuation of Medical/Welfare benefits (Present Value $)	Acceleration of Options ($)(1)
Thomas E. Salmon	Death	$—	$—	$2,123,000
	Disability	$—	$—	$2,123,000
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$1,500,000	$—	$937,367
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$3,000,000	$29,000	$2,123,000
Mark W. Miles	Death	$—	$—	$3,543,440
	Disability	$—	$—	$3,543,440
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$570,000	$—	$1,528,300
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,410,750	$29,000	$3,543,440
Scott M. Tracey	Death	$—	$—	$541,350
	Disability	$—	$—	$541,350
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$558,000	$—	$150,375
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,381,050	$29,000	$541,350

2019 Proxy Statement

EXECUTIVE COMPENSATION
Named Executive	Event	Cash Severance Payment (Salary, Bonus $)	Continuation of Medical/Welfare benefits (Present Value $)	Acceleration of Options ($)(1)
Curt L. Begle	Death	$—	$—	$1,989,660
	Disability	$—	$—	$1,989,660
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$525,000	$—	$858,983
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,299,375	$25,000	$1,989,660
Jean-Marc Galvez	Death	$—	$—	$1,005,300
	Disability	$—	$—	$1,005,300
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$1,164,268	$—	$80,200
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,164,268	$4,700	$288,720
(1)
Based on the difference between the closing price of the Company’s common stock as of the last day of the fiscal year and the exercise price of accelerated options.

(2)
Assumes termination occurs within two (2) years following the Change in Control.

With respect to options granted under the 2012 Long-Term Incentive Plan (the “2012 Plan”), if the employment of the participant is terminated at any time following a “change in control” of us for any reason other than for cause, the death or disability of the participant, or the voluntary termination of employment by the participant, 40% of each grantee’s unvested options become vested. With respect to options granted under the 2015 Plan, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program. We have not granted any equity awards under the 2015 Plan that would vest or become payable solely as a result of a change in control. In the case of a termination of employment due to death or permanent disability, all of the employee’s unvested options will immediately vest.
On July 20, 2016, the Company amended outstanding stock option awards to provide for full vesting and exercisability following any termination of employment without “cause” and not due to “disability” or any resignation for “good reason,” if applicable within the two years following a “change in control.” In that case, the options will also continue to be exercisable for the remaining term of the applicable award. Any change in control rights in the applicable awards prior to these amendments were preserved to the extent they could apply more than two years following a change in control.

2019 Proxy Statement

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table provides information as of the end of our 2018 fiscal year regarding shares of common stock of Berry Global Group, Inc., that may be issued under our existing equity incentive plans.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	10,420,139(1)	$33.17	6,421,950(3)
Equity compensation plans not approved by security holders(2)	323,409	$7.77	—
Total	10,743,548	$32.40	6,421,950
(1)
Consists of  (a) the 2012 Plan, under which there were 3,477,931 options exercisable at the end of our 2018 fiscal year and (b) the 2015 Plan, under which there were 1,353,008 options exercisable at the end of our 2018 fiscal year.

(2)
Consists of the 2006 Equity Incentive Plan (the “2006 Plan”), under which there were 323,409 options exercisable at the end of our 2018 fiscal year. In 2006, our Board of Directors adopted the 2006 Plan, which has not been approved by stockholders.

(3)
Available under the 2015 Plan.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the annual total compensation of our employees and the annual total compensation of Thomas E. Salmon, our CEO, as of the end of our 2018 fiscal year.
For fiscal 2018:
•
The median of the annual total compensation of all our employees, other than our CEO, was $40,335.

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement was $4,775,393.

Based on this information, we reasonably estimate that for fiscal 2018 our CEO’s annual total compensation was approximately 118 times that of the median of the annual total compensation of all our employees.
We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.
1.
We determined that, as of September 1, 2018, our employee population consisted of 23,986 individuals. This population consisted of our full-time, part-time and temporary employees employed with us as of the determination date.

2.
As allowed under SEC rules and Dodd-Frank, the company can exclude up to 5% of its total employees who are non-U.S. employees, and employees who became employees as the result of a recent acquisition, to determine and identify the median employee. We excluded our employee population from selected countries and employees from our recent 2018 acquisition of Laddawn, Inc. The number of non-U.S. employees excluded was 834 (3.5% of the total employee population). The total number of employees excluded was 1,148 (4.8% of the total employee population) from the following:

•
Laddawn acquisition: 314 employees

•
The Netherlands: 260 employees

•
Columbia: 152 employees

•
Argentina: 139 employees

•
United Kingdom: 119 employees

•
Italy: 110 employees

•
Belgium: 25 employees

•
Malaysia: 23 employees

•
Hong Kong: 6 employees

3.
To identify the “median employee” from our employee population, we used base annual wages plus any bonus or sales incentive payments that each employee received in fiscal year 2018 before any taxes, deductions, insurance premiums and other payroll withholdings. We did not use any statistical sampling techniques. The identified median employee was an hourly employee located in the United States.

4.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal 2018 in accordance with the requirements to determine the CEO pay reported in the Summary Compensation Table, resulting in annual total compensation of  $40,335.

5.
For the annual total compensation of our CEO, we used the amount reported in the “Total” column in “Executive Compensation — Summary Compensation Table.”

6.
To calculate the CEO pay ratio, the total compensation of our CEO was divided by the total compensation of the median employee.

The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.

2019 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS
The Nominating and Governance Committee and the Board believe that the nominees listed below collectively possess the attributes, which, together with the respective experience and attributes of our directors described in the biographical summaries above, make each of our directors well qualified to serve on our Board.
Seven directors are to be elected by the holders of our common stock. Idalene F. Kesner, Carl J. Rickertsen, Thomas E. Salmon, Paula A. Sneed, Robert A. Steele, Stephen E. Sterrett, and Scott B. Ullem, each of whom presently serves as a director of Berry. Idalene F. Kesner, Carl J. Rickertsen, Thomas E. Salmon, Paula A. Sneed, Robert A. Steele, Stephen E. Sterrett, and Scott B. Ullem have each been nominated for a term of one year and, if elected, would serve until their respective successors have been elected and qualified. One of our current directors, Robert V. Seminara, will complete his service as a director at the Annual Meeting, and, effective as of the date of the Annual Meeting, the size of the Board of Directors will be reduced from 11 directors to 10 directors.
B. Evan Bayh, Jonathan F. Foster and Ronald S. Rolfe are currently serving terms that expire at the 2020 Annual Meeting.
If, at the time of this Annual Meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee, a committee of the Board of Directors, has appointed Ernst & Young LLP to serve as our independent registered public accountants for the fiscal year ending September 28, 2019, subject to ratification by the holders of our common stock. Our financial statements for the fiscal year ended September 29, 2018 were certified by Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
If stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accountants, or if prior to the 2018 Annual Meeting of stockholders Ernst & Young LLP ceases to act as our independent registered public accountants, then the Audit Committee will reconsider the selection of independent registered public accountants.

Fees Paid to Independent Registered Public Accountants
The following table sets forth the fees (in millions) incurred by Ernst & Young LLP for fiscal 2018 and 2017, for various categories of professional services they performed as our independent registered public accountants.
Fee type	2018	2017
Audit Fees(1)	$5.8	$6.5
Audit-Related Fees(2)	0.1	0.1
Tax Fees(3)	0.2	0.1
All Other Fees	—	—
Total Fees	$6.1	$6.7
(1)
Includes annual financial statement and limited quarterly review services, statutory audits of foreign subsidiaries and providing consents for Securities and Exchange Commission filings and other services that are normally provided by the independent registered public accountants in connection with securities offerings.

(2)
Includes merger and acquisition due diligence and other attest or accounting services.

(3)
Includes domestic and international tax compliance, planning services and tax advice.

Engagement of Independent Registered Public Accountants and Approval of Services
During fiscal 2018 and 2017, prior to engaging the independent registered public accountants to render the above services, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the independent registered public accountants was compatible with the maintenance of Ernst & Young LLP’s independence in the conduct of its auditing services. The Audit Committee pre-approves the retention of the independent registered public accountants for any audit services and for any non-audit services, including tax services. No services were performed during fiscal
2018 under the de minimis exception in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 28, 2019.

2019 Proxy Statement

PROPOSAL 3: ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, we are including in this Proxy Statement a separate resolution, subject to stockholder vote, to approve, in an advisory, non-binding vote, the compensation of our Named Executive Officers disclosed in the “Executive Compensation” section beginning on page 19 of this Proxy Statement. We believe that the information we have provided above in the “Executive Compensation” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we are asking our stockholders to approve, in an advisory, non-binding vote, the following resolution: “RESOLVED, that the stockholders approve, in an advisory, non-binding vote, the compensation of the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.” This advisory resolution, commonly referred to as the “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING OUR EXECUTIVE COMPENSATION

PROPOSAL 4: ADVISORY, NON-BINDING VOTE ON WHETHER THE ADVISORY VOTE ON EXECUTIVE COMPENSATION SHOULD OCCUR EVERY ONE, TWO OR THREE YEARS
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, we are providing stockholders with the opportunity to vote, on an advisory, non-binding basis, on whether the advisory vote on executive compensation should occur every one, two or three years.
Our Board of Directors believes that submitting the advisory, non-binding vote on executive compensation to stockholders every three years is appropriate at this time.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF HOLDING THE ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION EVERY “THREE YEARS”.

PROPOSAL 5: APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO ENABLE STOCKHOLDERS WHO HOLD AT LEAST 25% OF OUR OUTSTANDING COMMON STOCK TO CALL SPECIAL MEETINGS
The Board of Directors has approved and adopted, and recommends that our stockholders approve, an amendment to our Restated Certificate of Incorporation (the “Charter Amendment”) to permit stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders, subject to the requirements and procedures set forth in the Company’s Bylaws, as now or hereinafter in effect. Currently, only the Chairman of the Board of Directors or a majority of the members of the Board of Directors may call a special meeting of stockholders. The description in this Proxy Statement of the proposed Charter Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the proposed Charter Amendment, which is attached to this Proxy Statement as Annex A. The ability of stockholders to call special meetings is increasingly considered an important aspect of good corporate governance. While the Board of Directors recognizes that providing a stockholder right to call special meetings is consistent with corporate governance best practices, the Board of Directors also believes that special meetings of stockholders should be extraordinary events that are held only when strategic concerns or other similar considerations require that the matters to be addressed not be delayed until the next annual meeting. Moreover, because special meetings are expensive and time-consuming for the Company and potentially disruptive to its normal business operations, the Board of Directors believes that a small percentage of stockholders should not be entitled to utilize the right to call a special meeting for their own interests, which may not be shared by the majority of the Company’s stockholders. Finally, the Company has an established process by which stockholders may communicate directly with the Board of Directors, including the non-management directors, throughout the year on any topics of interest to stockholders. The Board of Directors and the Company will continue to maintain existing governance mechanisms that afford management and the Board of Directors the ability to respond to the concerns of all stockholders, regardless of the level of share ownership.

2019 Proxy Statement

The Company also reminds stockholders that the power to call a special meeting of stockholders has historically been a tool for acquirers in the hostile merger and acquisition context. Potential acquirers seeking to take over the Company for an inadequate price could use a special meeting of stockholders to increase their negotiating leverage or to avoid negotiating at all with the Board, which has the legal duty to protect the interests of all stockholders. This concern is heightened when certain hedge funds and others who wish to promote their short-term interests could also borrow shares from other stockholders for the sole purpose of meeting the required threshold necessary to call a special meeting of stockholders.
In light of these considerations, the Board of Directors believes that establishing an ownership threshold of at least 25% of the outstanding common stock, on a “net long” basis, along with specified procedural requirements and limitations, for stockholders to call a special meeting achieves a reasonable balance between enhancing stockholder rights and adequately protecting the long-term interests of the Company and its stockholders. The Board of Directors believes that an ownership threshold of at least 25% of the outstanding common stock is appropriate based on the Company’s current size and stockholder composition, as it would provide the Company’s stockholders with a meaningful right to request a special meeting, while mitigating the risk that corporate resources are wasted to serve the narrow self-interests of a few minority stockholders. A 25% special meeting ownership threshold is in line with market practice and, in fact, is comparable to or less restrictive than the special meeting rights adopted by approximately 64% of the companies in the S&P 500 that have adopted special meeting rights. However, unlike a number of other companies, including some in our industry, stockholders are not subject to a one-year holding period requirement with respect to their stock to exercise this right.
If the Charter Amendment is approved by the stockholders pursuant to this Proposal 5, the Board expects to approve amendments to the Bylaws to establish the procedural and disclosure requirements in connection with permitting stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders. Set forth below is a summary of the amendments to the Bylaws that the Board expects to adopt:
•
“Net long” ownership would be determined in accordance with the definition of  “net long” set forth in Rule 14e-4 under the Securities Exchange Act of 1934 (with appropriate and customary modifications to reflect the context of requesting a special meeting), and, without duplication, the definition of  “Ownership” in the Bylaws.

•
The requesting stockholder(s) must follow certain procedural requirements for requesting that the Company set a record date to determine whether the requesting stockholder(s) meet the share ownership requirement.

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Any record date or special-meeting request must set forth detailed information regarding, (1) the business proposed to be conducted at the meeting, (2) information about any director candidate nominated and (3) information with respect to the requesting stockholder(s), including the beneficial owner(s), if any, on whose behalf the proposal is made, including similar information substantially to that required when a stockholder proposes to introduce business or to make director nominations at an annual meeting under the advance notice provisions of the Bylaws; provided that only the name, address and the number of shares held of record or beneficially held is required for any requesting stockholder who has provided the demand solely in response to a proxy solicitation made pursuant to the Securities Exchange Act of 1934, as amended. Each stockholder supporting the special meeting request would need to provide evidence of their ownership of common stock and any additional information reasonably requested by the Company.

•
A special meeting request will not be valid if:

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the request to call a special meeting is not submitted by stockholder(s) holding at least 25% of the outstanding common stock, on a “net long” basis, or received at the Company’s principal executive offices later than the 60th day following the request to set a record date to determine whether the requesting stockholder(s) meet the share ownership requirement;

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the business proposed to be conducted at the meeting relates to an item of business that is not a proper subject for stockholder action under, or that involves a violation of, applicable law;

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it is delivered during the period commencing ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders;

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the business proposed to be conducted at the meeting is identical or substantially similar to an item of business for which a record date was previously fixed, that is delivered between the 61st day after and the one-year anniversary of such record date;

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if an identical or substantially similar item of business was covered at the most recent annual meeting or at a special meeting held within one year prior to the date on which the request was received;

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if an identical or substantially similar item of business is to be covered at a stockholder meeting called by the Board to be held within 90 days after the request is received; or

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it does not otherwise comply with the requirements of the Bylaws.

Our Board believes that the requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting. The effectiveness of the amendments to the Bylaws related to special meetings is subject to the approval of the Charter Amendment.
An affirmative vote of a majority of the voting power of outstanding shares entitled to vote for the election of directors is required to adopt the Charter Amendment. The Company’s proposed Charter Amendment pursuant to this Proposal 5 is binding. If approved, this proposal would become effective upon the filing of the Charter Amendment with the Secretary of State of Delaware, which we intend to do promptly after the required stockholder approval is obtained. Upon the approval of this Proposal and the filing of the Charter Amendment with the Secretary of State of Delaware, our Board expects to approve the amendments to the Bylaws described above. If stockholders do not approve the Charter Amendment pursuant to this Proposal by the requisite vote, then the Charter Amendment will not be filed with the Secretary of State of Delaware, the amendments to the Bylaws described above will not be adopted by the Board and our stockholders will not have the ability to require us to call a special meeting of stockholders. Approval of the Company’s proposed Charter and Bylaw amendments pursuant to this Proposal is not conditioned on approval or disapproval of the Shareholder Proposal set forth below.
The Board of Directors unanimously recommends that you vote “FOR” the amendment to our Certificate of Incorporation to enable stockholders who hold at least 25% of our outstanding common stock to call special meetings.

2019 Proxy Statement

PROPOSAL 6: STOCKHOLDER PROPOSAL TO ENABLE STOCKHOLDERS WHO HOLD AT LEAST 15% OF OUR OUTSTANDING COMMON STOCK TO CALL SPECIAL MEETINGS
A stockholder has informed the Company that she intends to present the proposal set forth below at our Annual Meeting. The name and address of the stockholder and the number of the Company’s securities that the stockholder own will be provided to stockholders promptly upon request. If the stockholder (or her “qualified representative”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the stockholder proposal is presented below as submitted by the stockholder, is quoted verbatim and is in italics. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.
For the reasons stated in the Board of Directors’ Statement in Opposition, which follows the stockholder proposal, the Board of Directors unanimously recommends that you vote “AGAINST” the stockholder proposal.

Stockholder Proposal
ITEM 6 — Provide Right to Call Special Shareholder Meetings
RESOLVED:   The shareholders of Berry Global Group (‘Company’) hereby request the Board of Directors take the steps necessary to amend our bylaws and each appropriate governing document to give holders with an aggregate of 15% net long of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.
SUPPORTING STATEMENT:   Delaware law allows 10% of company share to call a special meeting. A shareholder right to call a special meeting is a way to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This important because there could be 15-months between annual meetings.
Currently, 64% of S&P 500 companies have adopted company bylaws, articles of incorporation, or charter provisions to allow shareholders to call a special meeting. Even 56% of all S&P 1500 companies allow shareholder this right.
In 2018, the topic of providing shareholders a right to call a special meeting or to reduce the threshold to call such meetings won 50%+ at Netflix, Lincoln National, Omnicom Group, Cummins, and Sprint Aerosystems Holdings, as well as 94% at Nuance Communications.
Large funds such as Vanguard, TIAA-CREF, BlackRock and SSgA Funds Management, Inc. (State Street) support the right of shareholder to call special meetings.
It may be possible to adopt this proposal by simply incorporating this text into our governing documents:
“Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or President or Secretary upon the order in writing of a majority of or by resolution of the Board of Directors, or at the request in writing of stockholders owning 15% net long of the entire capital stock of the Corporation issued and outstanding and entitled to vote.”
Please vote for: Provide Right to Call
Special Shareholder Meetings — Proposal 6

Board of Directors’ Statement in Opposition
The Board of Directors has carefully considered this proposal and believes that it is not in the best interests of stockholders in light of the special meeting right that we have already approved and are asking our stockholders to adopt at the Annual Meeting, which will allow stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders (the “Special Meeting Right”). Accordingly, the Board unanimously recommends a vote AGAINST this proposal for the following reasons.
The Board of Directors believes that allowing stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company, on a “net long” basis, to call a special meeting of stockholders achieves a reasonable balance between enhancing stockholder rights and adequately protecting the long-term interests of the Company and its stockholders. After careful consideration, on December 21, 2018, the Board of Directors:
•
adopted a resolution setting forth an amendment to the Company’s Amended and Restated Certificate of Incorporation in order to remove the existing prohibition on the right of stockholders to call a special meeting and instead permit stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders (the “Charter Amendment”), and
•
reviewed the terms of proposed amendments to the Company’s Amended and Restated Bylaws, as summarized in Proposal 5, in order to permit stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders, which the Board expects to approve upon the stockholders’ approval of the Special Meeting Right set forth in Proposal 5 and shall become effective upon the effectiveness of the Charter Amendment. At the Annual Meeting, we are recommending that our stockholders approve the Charter Amendment, in order to allow stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders.

2019 Proxy Statement

A 25% special meeting ownership threshold is in line with market practice and, in fact, is comparable to or less restrictive than the special meeting rights adopted by approximately 64% of the companies in the S&P 500 that have adopted special meeting rights. As of December 12, 2018, we understand that 302 of the companies included in the S&P 500 afford stockholders the right to call a special meeting. Of those companies, approximately 38% have set the ownership threshold for allowing stockholders to call a special meeting at 25% and approximately 26% have set the ownership threshold for allowing stockholders to call a special meeting at greater than 25%, while only approximately 6% have adopted a 15% ownership threshold.
A 25% ownership threshold provides a procedural safeguard against abuse, corporate waste and investors with short-term goals. A lower 15% ownership threshold will risk giving a stockholder or small group of stockholders a disproportionate amount of influence over the Company’s affairs.
Our Special Meeting Right as set forth in Proposal 5 strikes the appropriate balance between ensuring that stockholders have the ability to call a special meeting to act on extraordinary and urgent matters, while at the same time protecting against a misuse of this right by one stockholder or a small number of stockholders whose interests may not be aligned with the remaining 85% of our stockholders.
Failure to aggregate sufficient stock ownership to reach the 25% ownership threshold would be a strong indicator that sufficient interest among the majority of stockholders does not exist to call a special meeting. Lowering this threshold risks giving a single stockholder or a very small group of stockholders a disproportionate amount of influence over the Company’s affairs. Convening a special meeting of stockholders imposes significant costs, both administrative and operational. Our Board members, management and employees must devote a significant amount of time and attention to preparing for a special meeting, which distracts them from their primary focus of operating our business in the best interest of stockholders in order to maximize long-term financial returns. In addition, with each special meeting, we must incur significant expenses in order to prepare the disclosures required for such meeting, print and distribute materials, solicit proxies and tabulate votes. As a result, special meetings of stockholders should be limited to circumstances where a substantial number of stockholders believe a matter is sufficiently urgent and extraordinary to justify calling a special meeting.
The Company’s Special Meeting Right also serves as a protective mechanism against investors with short-term goals. Event-driven hedge funds or other activists may pursue a special meeting with the goal of being disruptive to our business or to propose matters that facilitate their own short-term exit strategies over the long-term interests of the rest of our stockholders. A 25% special meeting threshold ensures that a special meeting may only be called by a stockholder or group of stockholders with a substantial and long-term stake in our Company. The Special Meeting Right appropriately safeguards stockholder interests and prevents corporate waste, while at the same time ensuring that stockholders have the ability to call special meetings when appropriate.
We are committed to strong and effective corporate governance policies and practices and provide sufficient avenues for stockholders to meaningfully engage in Company affairs.
Our existing governance policies and practices provide stockholders with numerous avenues to address and discuss our business and governance policies with the Board, and ensure that our Board of Directors acts independently and maintains accountability to our stockholders. This includes the following:
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10 of our 11 directors are independent, the one exception being our CEO, Mr. Salmon;

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Mr. Sterrett serves as Lead Independent Director and regularly presides over executive sessions of the Board of Directors without the CEO;

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our Lead Independent Director is designated solely by the independent directors of the Board;

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all three Board committees are independent;

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we provide for the annual election of directors after a transition period set forth in the Amended and Restated Certificate of Incorporation, and uncontested elections which are subject to a majority voting standard, coupled with a director resignation policy providing that any incumbent director nominee in an uncontested election who receives a greater number of votes “against” than votes “for” such nominee’s election must promptly tender his or her resignation to the Board for the Board’s consideration;

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we conduct annual Board and committee assessments;

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we provide for proxy access, allowing a stockholder or group of up to 20 stockholders continuously owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors then in office or two nominees, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws;

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in addition to proxy access, our stockholders have the ability to (i) recommend director candidates to the Nominating and Governance Committee for evaluation under the same criteria used for director candidates recommended by sources other than our stockholders and (ii) propose any business to be considered by the stockholders at the Annual Meeting or nominate director candidates other than through (A) a proposal in the Proxy Statement pursuant to Securities and Exchange Commission regulations or (B) proxy access, upon timely written notice setting forth the specified information described in our Bylaws concerning the proposed business or nominee;

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we do not have a stockholder rights plan, also known as a poison pill;

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we have significant stock ownership requirements for our directors and for the CEO and each CEO direct report who is an executive vice president or above; and

•
we provide opportunities for our stockholders to communicate directly with any Board member.

In addition, we strive to maintain an open dialogue with our stockholders and believe investor input enables the Board to more effectively evaluate our governance practices. Our Board and management have found this engagement constructive and informative, and we plan to continue these engagement efforts. In light of our existing policies and practices and the Special Meeting Right, the Board believes that the adoption of this proposal will not make a meaningful difference in our stockholders’ ability to engage with the Board or influence our business or governance policies but will risk giving a small group of stockholders a disproportionate amount of influence over the Company’s affairs.
For the above reasons, the Board of Directors does not believe that it is in the best interests of the Company or its stockholders to adopt this proposal.
For these reasons, the Board of Directors unanimously urges stockholders to vote “AGAINST” the proposal to permit stockholders who hold at least 15% of the voting power of the outstanding shares of the Company to call a special meeting of stockholders.

2019 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of existing common stock, to file with the Securities and Exchange Commission reports detailing their ownership of existing common stock and changes in such ownership. Officers, directors and greater-than-10%
stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, we believe that our officers, directors and greater-than-10% stockholders timely filed all reports they were required to file under Section 16(a) during fiscal 2018.

STOCKHOLDER PROPOSALS
Proposals Pursuant to Rule 14a-8
Under the rules of the Securities and Exchange Commission, any of our stockholders wishing to have a proposal considered for inclusion in our 2019 proxy solicitation materials must set forth such proposal in writing and file it with our Secretary on or before the close of business on September 27, 2019. However, if the date of the 2019 Annual Meeting is more than 30 days before or after March 6, 2020, then the deadline for submitting any stockholder proposal for inclusion in the proxy materials relating to such Annual Meeting will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, including Rule 14a-8.

Proxy Access Director Nominees
Pursuant to the proxy access provisions of our Bylaws, our stockholders are entitled to nominate and include in our proxy materials director nominees, provided that the eligibility and procedural requirements specified in our Bylaws, including advance notice requirements, are satisfied. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not less than 120 days nor more than 150 days prior to the anniversary of the date we commenced the mailing of our proxy materials in connection with the most recent annual meeting of stockholders. As a result, any notice given by a stockholder pursuant to the proxy access provisions of our Bylaws with respect to the 2020 Annual Meeting must be received no earlier than the close of business on August 29, 2019, and no later than the close of business on September 28, 2019. However, in the event that the date of the 2020
Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2019 Annual Meeting, the notice, to be timely, must be delivered not earlier than the close of business on the 180th day and not later than the close of business on the 150th day prior to the date of the 2020 Annual Meeting (or, if the first public announcement of the meeting is less than 160 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced).
The complete requirements for submitting a nominee for inclusion in our proxy materials are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above.

Other Proposals and Nominees
Any stockholder who wishes to propose any business to be considered by the stockholders at the 2020 Annual Meeting or who wants to nominate a person for election to the Board of Directors at that meeting, other than (i) a proposal for inclusion in the Proxy Statement pursuant to Securities and Exchange Commission regulations or (ii) pursuant to the proxy access Bylaw provisions, in each case as described above, must provide a written notice that sets forth the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the date of the 2019 Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the Securities and Exchange Commission regulations relating to stockholder proposals for inclusion in the proxy materials or pursuant to the proxy access provisions of our Bylaws) must be received no earlier than the close of business on November 6, 2019, and no later than the close of business on December 6, 2019, unless our Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, in which case the stockholder’s notice must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the Annual Meeting (or, if the first public announcement of the meeting is less than 100 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced). The complete requirements for the notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above.
Our Board of Directors will review any stockholder proposals and nominations that are made according to the procedures described above and, with the assistance of the Secretary, will determine whether such proposals and nominations meet applicable criteria for inclusion in our proxy solicitation materials or consideration at the Annual Meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable stockholder proposal filing deadline and also retain that authority under certain other circumstances.

2019 Proxy Statement

OTHER MATTERS
Our Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

EXPENSES OF SOLICITATION
The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by Securities and Exchange Commission rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Berry stockholders will be “householding” our proxy materials and annual reports as well.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Berry shares through a broker, or notify us directly if you are a stockholder of record by contacting our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964. We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

Thomas E. Salmon
Chief Executive Officer
January 25, 2019
Evansville, Indiana

2019 Proxy Statement

ANNEX A

ARTICLE VIII
Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called ~~only~~ by (i) the Chairman of the Board ~~or~~, (ii) a majority of the members of the Board pursuant to a resolution approved by the Board, ~~and special meetings may not be called by any other person or persons~~ or (iii) the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders from stockholders who Own (as such term is defined in the Bylaws), in the aggregate, at least 25% of the Common Stock of the Corporation that is outstanding as of the record date for determining stockholders entitled to demand a special meeting fixed in accordance with the Bylaws and who otherwise comply with such other requirements and procedures set forth in the Bylaws, as now or hereinafter in effect. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2019 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR proposals 2, 3 and 5, for 3 YEARS on proposal 4 and AGAINST proposal 6. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E54813-P16017 1b. Carl J. Rickertsen 1a. Idalene F. Kesner 1e. Robert A. Steele 1c. Thomas E. Salmon 1d. Paula A. Sneed 1f. Stephen E. Sterrett 1g. Scott B. Ullem 3. To approve, on an advisory, non-binding basis, our executive compensation. 6. To consider a stockholder proposal requesting the Board to take steps necessary to give stockholders who hold at least 15% of our outstanding common stock the right to call a special stockholder meeting. 4. To vote on an advisory, non-binding basis, on whether the advisory, non-binding vote on executive compensation should occur every one, two or three years. 5. To approve an amendment to Berry’s Certificate of Incorporation to enable stockholders who hold at least 25% of our outstanding common stock to call special stockholder meetings. 2. To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending September 28, 2019. 1. Election of Directors Nominees: For Against Abstain For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! Yes No BERRY GLOBAL GROUP, INC. The Board of Directors recommends you vote FOR the following: BERRY GLOBAL GROUP, INC. 101 OAKLEY STREET P.O. BOX 959 EVANSVILLE, IN 47710-0959 1 Year 2 Years 3 Years Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Address Changes/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. E54814-P16017 BERRY GLOBAL GROUP, INC. Annual Meeting of Stockholders March 6, 2019 10:00 AM CST This proxy is solicited by the Board of Directors The stockholder hereby appoints Thomas E. Salmon, Chief Executive Officer and Jason K. Greene, Executive Vice President and Chief Legal Officer, and each of them, the true and lawful proxies of the stockholder, with several powers of substitution, to each independently and without the other vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of BERRY GLOBAL GROUP, INC. to be held on March 6, 2019 and at any and all adjournments or postponements thereof, in accordance with the instructions on the reverse side, and in accordance with their best judgment in connection with such other business (including, in the event that any director nominee named in this proxy card is unwilling or unable to serve, the election of any substitute therefore) as may properly come before the Annual Meeting. The stockholder hereby revokes all prior proxies that the stockholder has given with respect to the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side